                                  THE STRONG
                                  ----------

                                 CONSERVATIVE
                                 EQUITY FUNDS

                       ================================
                       ANNUAL REPORT o OCTOBER 31, 1998
                       ================================

                       [PHOTO OF STRONG FUNDS BUILDING]

                      The Strong American Utilities Fund

                       The Strong Asset Allocation Fund

                         The Strong Blue Chip 100 Fund

                         The Strong Equity Income Fund

                       The Strong Growth and Income Fund

                       The Strong Limited Resources Fund

                         The Strong Total Return Fund


                                 [STRONG LOGO]
                                 STRONG FUNDS

                           Letter from the Chairman


Dear Strong Investor,
   The financial markets were moving along smoothly last summer when they suddenly struck an air pocket. After three straight years of 20%-plus returns, people had grown accustomed to their investments moving steadily upward. The collapse of the Asian and Russian economies brought us back to earth in a hurry.

   Fortunately, our financial markets have been resilient. The turbulence we encountered last summer, while upsetting, turned out to be short-lived. As of Thanksgiving week, both the Dow and the S&P indexes had hit all-time highs.

   The rebound in financial markets came because the American economy is fundamentally strong. The U.S. accounts for roughly 25% of the world's GDP. Inflation is negligible, interest rates are falling, and unemployment is low. If you still harbor any doubt about how well the American economy stacks up against the rest of the world, take a trip to Asia (as I did in August) or, better yet, Russia. America, you'll soon conclude, is sitting in the economic catbird seat.

   Meanwhile, it also helps to remember that Asia was occupying the economic high ground not too many months ago. When bust follows boom, it arrives swiftly, without warning, and absolutely without mercy.

   It is at times like these--good times--when it makes sense to step back and assess your financial affairs. It's important to do so when things are good because, when things are bad, fear has a way of overpowering common sense. So, as you review your holdings, consider:

   o Since 1926, the stock market has averaged an 11% return annually. The last three years--maybe four if 1998 finishes strong--have been a historical aberration.

   o Lately, most of us have loaded up on common stocks, giving inadequate attention to bonds and cash. We can help you bring "balance" to your portfolio with our new Guide to Building a Strong Portfolio.

   o In recent years, big Blue Chip stocks have dominated. It might be smart to take a long look at small- and mid-cap company stocks. Relative to large caps, they are cheap. Strong has a depth of expertise in small- and mid-cap stocks.

   o Inflation is low and interest rates may be headed lower yet. That creates an attractive climate for bonds. I suggest you take a good look at intermediate- and long-term, high quality bonds, both corporate and government.

   So, let last summer's "air pocket" serve as a reminder that nothing goes up--uninterrupted --forever. The market's recent run defies history. There have been turbulent times before and there will be disruption again. But now, while things are good, review your investments. If you need help, call the Strong Portfolio Specialists.

   At your convenience, of course.
                                               /s/ Dick

                                  THE STRONG
                                  ----------

                                 CONSERVATIVE
                                 EQUITY FUNDS

                       ================================
                       ANNUAL REPORT o OCTOBER 31, 1998
                       ================================

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong American Utilities Fund.......................................2
     The Strong Asset Allocation Fund.........................................4
     The Strong Blue Chip 100 Fund............................................6
     The Strong Equity Income Fund............................................8
     The Strong Growth and Income Fund.......................................10
     The Strong Limited Resources Fund.......................................12
     The Strong Total Return Fund............................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities
        The Strong American Utilities Fund...................................16
        The Strong Asset Allocation Fund.....................................16
        The Strong Blue Chip 100 Fund........................................19
        The Strong Equity Income Fund........................................21
        The Strong Growth and Income Fund....................................23
        The Strong Limited Resources Fund....................................25
        The Strong Total Return Fund.........................................25
     Statements of Assets and Liabilities....................................28
     Statements of Operations................................................29
     Statements of Changes in Net Assets.....................................30
     Notes to Financial Statements...........................................34

FINANCIAL HIGHLIGHTS.........................................................38

REPORT OF INDEPENDENT ACCOUNTANTS............................................40

                      ==================================
                      THE STRONG AMERICAN UTILITIES FUND
----------------------==================================-----------------------

FUND
HIGHLIGHTS
o For the fiscal year ended October 31, 1998, the Strong American Utilities Fund(1) returned 25.69%, compared to 22.73% for the Lipper Utility Funds
  Index and 26.65% for the S&P Utilities Index--the Fund's benchmark.*
o The Fund benefited from Bell Atlantic's merger with NYNEX and the announcement of additional mergers, including SBC Communications, Inc. and Ameritech Corporation.

----------------------------------------

             YIELD SUMMARY(2)
              As of 10-30-98

      30-day annualized
                  yield     2.43%

----------------------------------------

              AVERAGE ANNUAL
              TOTAL RETURNS
              As of 10-31-98

              1-year      25.69%

              3-year      18.70%

              5-year      14.82%

     Since Inception      15.53%
         (on 7-1-93)

----------------------------------------

           FIVE LARGEST STOCK
                HOLDINGS

   Based on net assets as of 10-31-98

SECURITY                 % OF NET ASSETS
----------------------------------------
Ameritech Corporation               8.3%

Bell Atlantic Corporation           7.7%

Ameren Corporation                  6.5%

SBC Communications, Inc.            6.4%

Alltel Corporation                  6.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

-----------------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ William H. Reaves
William H. Reaves
Portfolio Manager

--------------------------------------------------------------------------------

The yield on 30-year Treasuries has been trending downward for more than a year and stands at about 5.16% at the end of the reporting period. Although the trend of interest rates remained favorable as the yield on the 30-year Treasury bond declined from 6.15% at the start of the year to 5.16% at year-end, low interest rates weren't the only reason that investors chose utility shares. The value of utilities to an overall portfolio is most evident when there is a degree of caution in the stock market.

Over the past year, the Asian financial crisis, accompanied by currency devaluations, bankruptcies, and the Russian debt default, increased economic uncertainty. This activity made the relatively predictable earnings and dividends of utility companies, without material exposure to foreign currency risk, attractive. Much of the former complacency is gone, and there is more widespread awareness that the growth of U.S. corporate earnings over the next several years may decline substantially below the rate of recent years.

In large part, the eight-year bull market we've just experienced can be attributed to the positive earnings posted by large industrial companies that took advantage of restructuring and stock buybacks. Many electric utilities have not yet begun serious restructuring, and still look forward to benefiting from this process. Rules for full or partial deregulation have been set in a few states, and are in the process of being legislated on a state-by-state basis. In the interim, certain well-focused electric and gas utilities are moving into

                                                             -----------------

                                                                  INDUSTRY

                                                               CONSOLIDATION

                                                             CONTINUES TO PLAY

                                                                AN IMPORTANT

                                                                  ROLE IN

                                                                OUR STRATEGY.

                                                             -----------------
--------------------------------------------------------------------------------
*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The S&P Utilities
Index is an unmanaged index generally representative of the U.S. Market for utility stocks. Source of the S&P Utilities Index and S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

areas where they can provide services without regulatory limitation on earnings.

Industry consolidation continues to play an important role in our strategy. Prior to the announced merger between SBC Communications, Inc. and Ameritech, we held substantial positions in both firms. The Fund benefited significantly from the announcement. We've since reduced our combined holdings by 6%, to avoid an overweight position in the event the merger is completed. The portfolio benefited from a similar investment and merger scenario with Bell Atlantic and NYNEX.

As pointed out in previous letters, our portfolio is concentrated in companies from which we anticipate the best long-term growth, allowing for risk. If, as we expect, the trend of U.S. corporate earnings is slowing to a single-digit rate, our telephone holdings with 12% or more growth potential--plus above-market yields on rising dividend streams--and selected electric and gas companies, may offer compelling value.

The recent market downturn once again demonstrated that during periods of volatility, utilities have the potential to offer solid returns when the broader stock market is struggling.

Thank you for your continued confidence in the Strong American Utilities Fund.

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 7-1-93 to 10-31-98
[GRAPH]

                    THE STRONG        S&P 500       Lipper          S&P
                AMERICAN UTILITIES     Stock       Utility       Utilities
                       FUND            Index*    Funds Index*      Index*
       6-93           10,000           10,000       10,000         10,000
       12-93          10,450           10,496       10,167         10,090
       12-94          10,178           10,635        9,223          9,289
       12-95          13,939           14,631       11,724         13,193
       12-96          15,106           17,991       12,817         13,605
       12-97          19,270           23,993       16,113         16,958
       10-98          21,600           27,502       17,664         18,634

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Previous performance comparisons have shown the Fund compared to an equivalent investment in the S&P Utilities Index. We have replaced this index with the S&P 500 Stock Index because it is a broad-based index. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

1 The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

2 Yields are historical and do not represent future yields, which will fluctuate.


YOUR FUND'S
APPROACH

THE STRONG AMERICAN UTILITIES FUND INVESTS PRIMARILY IN PUBLIC UTILITY COMPANIES HEADQUARTERED IN THE UNITED STATES. STOCKS ARE PICKED THAT WILL BENEFIT FROM ECONOMIC, REGULATORY, POLITICAL, OR COMPANY-SPECIFIC CHANGES THAT WE HAVE IDENTIFIED. THE GOAL IS TO ACHIEVE LONG-TERM GROWTH OF YOUR INVESTMENT WITH A LEVEL OF RISK BELOW THAT OF THE MARKET AS A WHOLE. DIVIDEND INCOME PLAYS AN IMPORTANT ROLE IN GROWING VALUE AND LESSENING RISK. CONSEQUENTLY, BOTH DIVIDEND YIELD AND THE POTENTIAL FOR GROWTH IN DIVIDENDS ARE IMPORTANT CRITERIA WE USE WHEN SELECTING STOCKS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o The broad market represented by the S&P 500 Stock Index (S&P 500) experienced extreme volatility. For example, it declined 9.95% in the July-to-September period then rebounded sharply, increasing 8.13% in October. During the Fund's fiscal year, the S&P 500 gained 21.99%.*

o This summer's market decline alerted investors that the growth rate of U.S. corporate earnings over the next few years may decline substantially below that of recent years.

o The Federal Reserve surprised the financial markets with an inter-meeting interest rate cut in response to concerns arising from the global financial crisis.

                       ================================
                       THE STRONG ASSET ALLOCATION FUND
-----------------------================================-------------------------

FUND
HIGHLIGHTS

o For the year ending October 31, 1998, the Strong Asset Allocation Fund returned 11.75%.

o A nearly maximum weighting in stocks benefited the Fund, as did a bias toward large-capitalization stocks and companies focused on the strong domestic economy. The bond allocation benefited performance due to the decline in interest rates.

o The capital markets suffered from the effects of the Asian crises as the year closed with yield spreads spiking to abnormally high levels, leading to a sharp shrinkage in liquidity. This negatively impacted our investments in bank and financial services stocks.

--------------------------------------
            AVERAGE ANNUAL
            TOTAL RETURNS
            As of 10-31-98

          1-year              11.75%

          3-year              13.44%

          5-year              11.03%

         10-year              10.65%

 Since Inception              13.80%
   (on 12-30-81)
--------------------------------------

           ASSET ALLOCATIONS

                    4-30-98   10-31-98
--------------------------------------
Stocks               70.0%      68.4%

Bonds                24.3%      28.9%

Short-Term
Investments           5.7%       2.7%

The Fund's asset allocation does not
reflect any futures positions held by
the Fund.
--------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Co-manager

/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Co-manager

/s/ Bradley C. Tank
Bradley C. Tank
Portfolio Co-manager

--------------------------------------------------------------------------------

Our top-down analytical framework provided us with discipline during the volatile markets of this period. We paid close attention to individual sectors, positioning the portfolio to take advantage of opportunities as they arose. By being aware of the economic events unfolding on the national and international horizons, we were able to position the portfolio to benefit from strength in the U.S. economy--especially the U.S. consumer--while avoiding those sectors with the most exposure to the problems in Asia.

We focused on those areas being driven by low unemployment, strong real-income growth, and declining interest rates. For most of the year we had overweighted positions in financials, retail, consumer cyclicals, and healthcare. Moreover, this top-down frame-work led us to recognize that Asia would put pressure on the basic material, industrial, and energy sectors, which we underweighted.

As the year progressed and the problems of Asia deepened and became more evident to the markets, we witnessed an extraordinary buildup of risk aversion. This led to a drying up of liquidity within the financial markets. These events culminated in Russia's devaluation and large losses at highly leveraged hedge funds.

Our exposure to financial stocks, which had benefited throughout the year from

--------------------------------------------------------------------------------

*The 60/35/5 Balanced Index is comprised of 60% S&P 500 Stock Index, 35%
 Lehman Brothers Intermediate Government/Corporate Bond Index, and 5% Salomon Brothers 3-Month Treasury Bill Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of 1-10 years. The Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of Three-Month Treasury Bills. The Lipper Flexible Portfolio Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return. Source of the 60/35/5 Balanced Index and the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

                                                          ----------------------

                                                               OUR TOP-DOWN

                                                           ANALYTICAL FRAMEWORK

                                                                PROVIDED US

                                                              WITH DISCIPLINE

                                                                DURING THE

                                                             VOLATILE MARKETS

                                                              OF THIS PERIOD.

                                                          ----------------------
declining interest rates, a strong consumer and industry consolidation, began to underperform as the market began to worry about the developing world's effect on the U.S. economy. During this time we ensured that our financial exposure was weighted toward the U.S., which we continued to view as healthy.

The U.S. Federal Reserve and the central banks throughout the developed world have responded promptly and proactively to the Asian crises' affects on the world's financial markets. These central banks have decisively provided liquidity and support to Western economies and markets through interest rate cuts. This gives us cautious optimism about the future. We continue to believe a combination of low unemployment, low inflation, and relatively strong real-income growth should result in strong U.S. consumer spending. Add to this a Federal Reserve which we believe will continue to lower interest rates, and the U.S. economy and financial markets should remain relatively healthy.

Thank you very much for your confidence and investment in the Fund. We will endeavor to meet your financial goals for the future.

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 12-30-81 to 10-31-98
[GRAPH]
                       THE STRONG        S&P 500     Lipper Flexible
                    ASSET ALLOCATION      Stock         Portfolio
                          FUND            Index*         Average*
          12-81          10,000           10,000          10,000
          12-83          19,344           14,896          15,282
          12-85          25,346           20,853          20,150
          12-87          29,734           26,044          24,988
          12-89          36,104           39,993          32,285
          12-91          44,393           50,557          40,246
          12-93          52,469           59,892          48,420
          12-95          63,028           83,487          59,568
          12-97          81,219          136,906          80,343
          10-98          88,140          156,927          84,867

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG ASSET ALLOCATION FUND INVESTS IN THE THREE MAJOR ASSET CLASSES:
STOCKS, BONDS AND CASH. THIS ALLOCATION IS BASED ON AN EVALUATION OF THE ECONOMY AND MARKET CONDITIONS. IN AN AVERAGE ENVIRONMENT, THE FUND CONSISTS OF 60% STOCKS, 35% BONDS AND 5% CASH. THE MANAGERS CHOOSE INDIVIDUAL STOCKS, MOSTLY LARGE-CAPITALIZATION, THAT STAND TO BENEFIT FROM PROJECTED ECONOMIC AND MARKET TRENDS. THE FUND'S INTERMEDIATE-TERM BOND INVESTMENTS HELP TEMPER THE
VOLATILITY OF THE FUND'S STOCKS, WHILE CORPORATE AND HIGH-YIELD BOND INVESTMENTS, WITH YIELDS TYPICALLY HIGHER THAN TREASURIES, GENERATE DIVIDEND INCOME.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o The 60/35/5 Balanced Index--the benchmark for our Fund--returned 17.00% for the year ending October 31, 1998*.

o The last 12 months of stock and bond market performance were greatly influenced by the Asian crises and the fallout that followed. Global stock and bond markets were impacted negatively as investors became extremely risk averse and liquidity was scarce.

o Because of the fear of deterioration in global economic conditions investors migrated their assets to areas of the financial markets with minimal exposure to events overseas--such as large-capitalization stocks and government bonds--and shunned smaller stocks and corporate and high-yield bonds.

                         =============================
                         THE STRONG BLUE CHIP 100 FUND
-------------------------=============================--------------------------
FUND
HIGHLIGHTS

o The Strong Blue Chip 100 Fund returned 28.55% for the 12 months ended October 31, 1998. The Fund ranked number 4 of 726 funds in the Lipper Growth and Income category for the same period.

o Being a blue-chip fund, we benefited this year as investors bought large, well-known companies to serve as safe havens from the financial and economic turmoil that spread from Asia.

o The actively managed portion of the Fund emphasized stocks that further capitalized on this trend.

--------------------------------------------

               AVERAGE ANNUAL
                TOTAL RETURN
               As of 10-31-98

               1-year            28.55%

      Since Inception            24.24%
         (on 6-30-97)

--------------------------------------------

          FIVE LARGEST STOCK HOLDINGS
      Based on net assets as of 10-31-98

SECURITY                     % OF NET ASSETS
--------------------------------------------
Dell Computer Corporation               4.6%

Philip Morris Companies, Inc.           4.2%

MCI WorldCom, Inc.                      4.2%

Wal-Mart Stores, Inc.                   3.8%

General Electric Company                3.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Karen E. McGrath
Karen E. McGrath
Portfolio Manager

--------------------------------------------------------------------------------

The past 12 months can best be described as a time of uncertainty. Strange as it may seem, the uncertainty created a good environment for this Fund's investments. Investors sought comfort in large, well-known companies that tend to produce consistent earnings: the very companies that make up the universe in which this Fund invests.

In the actively managed portion of the Fund, we capitalized on uncertainty, investing in stocks well suited to worried investors. We emphasized companies with high returns on equity, strong and improving profit margins, and dependable earnings growth. Using this strategy, the Fund succeeded in outperforming the S&P 500 by more than 6%.

While the overall performance of the 100 largest stocks was quite strong, there were pockets of weakness. The most significant was the financial sector. Many large banks and other financial institutions made loans and leveraged investments tied to Asian economies. As those economies tumbled, loans went bad and leveraged investments rapidly decreased in value. Last summer, one by one, financial companies announced large losses associated with these problems. Investors indiscriminately sold both high- and low-quality financial stocks throughout the summer.

While this hampered performance, it also created some exciting values in select financial stocks. In the actively managed half of the portfolio, we sold the

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

                                                         -----------------------

                                                            IN THE ACTIVELY

                                                            MANAGED PORTION

                                                            OF THE FUND, WE

                                                             CAPITALIZED ON

                                                         UNCERTAINTY, INVESTING

                                                          IN STOCKS WELL SUITED

                                                          TO WORRIED INVESTORS.

                                                         -----------------------
6
stocks of large consumer companies such as Coca-Cola, Procter & Gamble and Gillette as they went up in the first half of the year. Those stocks then went down over the summer as investors began to worry more about the strength of consumer spending around the world. We purchased Phillip Morris because we believe its share price did not reflect the strength of the company's businesses, a rare trait in the large-stock universe.

While we think U.S. economic growth is slowing, low interest rates, coupled with low commodity prices, should keep consumer spending strong. The Federal Reserve has also cut rates twice recently, a trend we think they will continue. Given these factors, we believe it is unlikely that the U.S. will enter a recession in the next six months. Instead, we think economic growth will be sustained in a range near 2% per year.

There are enough uncertainties to warrant some caution, but we think that the overall investment outlook remains positive. We believe your Fund will continue to benefit from investor preference for large companies with a demonstrated ability to perform in tough environments.

Thank you for choosing the Strong Blue Chip 100 Fund to help you achieve your financial goals.

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 6-30-97 to 10-31-98
[GRAPH]

                       THE STRONG      S&P 500     Lipper Growth
                        BLUE CHIP       Stock        and Income
                        100 FUND        Index*      Funds Index*
          6-97           10,000         10,000         10,000
          9-97           10,750         10,749         10,837
          12-97          10,872         11,058         10,943
          3-98           12,406         12,600         12,190
          6-98           13,233         13,016         12,214
          10-98          13,356         12,675         11,467

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG BLUE CHIP 100 FUND INVESTS SOLELY IN THE 100 LARGEST COMPANIES PUBLICLY TRADED IN THE UNITED STATES. WITH HALF THE FUND'S ASSETS, THE MANAGER SELECTS THE 25 TO 30 STOCKS CONSIDERED MOST ATTRACTIVE. THIS CONCENTRATION IS DESIGNED TO INCREASE RETURNS ABOVE THOSE OF THE 100 COMPANIES AS A GROUP. IN THE OTHER HALF OF THE PORTFOLIO, THE FUND STAYS ANCHORED IN AN INDEX OF ALL 100 OF THE LARGEST STOCKS. THIS CAN HELP REDUCE VOLATILITY IN DIFFICULT MARKETS. THE FUND INVESTS FOR BOTH CAPITAL GROWTH AND INCOME.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o The S&P 500 Stock Index returned 21.99% as investors reacted to uncertain economic times by buying the large-capitalization stocks that dominate the performance of that index.

o Investors' outlook on overseas developments, the U.S. economy, profit growth and inflation changed regularly throughout the year, leading to sizeable stock price swings in both directions.

o The U.S. economy remained strong, but its growth rate did slow over the past 12 months while inflation remained benign.

                         =============================
                         THE STRONG EQUITY INCOME FUND
-------------------------=============================--------------------------

FUND
HIGHLIGHTS

o The Strong Equity Income Fund returned 14.16% for the fiscal year ended October 31, 1998. The S&P 500 returned 21.99% in the same period.*

o Our bias toward large-capitalization stocks benefited the Fund. Our goal was to capture the benefits of the strong U.S. economy and avoid the collateral damage from the Asian crises by over-weighting the consumer cyclical, retail, and healthcare sectors.

o Early in the year, the Fund benefited from its exposure to the financial sector. This positive contribution was fleeting in that, as the year progressed, negative effects of the fallout from the Asian crises negatively affected this area.

--------------------------------------

              AVERAGE ANNUAL
               TOTAL RETURNS
              As of 10-31-98

            1-year            14.16%

   Since Inception            24.09%
     (on 12-29-95)

--------------------------------------

           TOP FIVE SECTORS

  Based on net assets as of 10-31-98

SECTOR                % OF NET ASSETS
-------------------------------------
Financial                       17.5%

Healthcare                      14.9%

Capital Equipment               12.5%

Technology                      11.7%

Retail                          10.4%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager

--------------------------------------------------------------------------------

This year's performance by the financial markets ebbed and flowed according to prevailing investor psychology with respect to the Asian crises. The fallout or collateral damage from these crises spread slowly to our shores. Fear began to overtake common sense as investors around the world became abnormally risk averse, and began responding to headlines of pending financial doom. Numerous events defined this period, including the Asian financial crises, Russian debt default, the Long-Term Capital hedge fund bailout, the stock market decline, declining interest rates, and the Federal Reserve's easing of interest rates.

Our macroeconomic approach guided us out of the most troubled spots of the stock market. We biased our investments away from companies with large exposure to the afflicted areas of the world, and focused our energies on more domestically oriented investments. Despite the negative effect of the fallout on other countries, the U.S. remained fairly strong during this period as measured by the quarterly release of the Gross Domestic Product figures.

With the economy at full employment, rising wages, strong consumer confidence, and declining interest rates, we benefited by overweighting sectors such as healthcare, retail, and consumer cyclicals. In contrast to these overweighted sectors, we had intentionally underweighted others such as basic materials and energy. This benefited relative performance since these areas grossly

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Equity Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

                                                              -----------------
                                                                  OUR MACRO-

                                                              ECONOMIC APPROACH

                                                                GUIDED US OUT

                                                                 OF THE MOST

                                                               TROUBLED SPOTS

                                                                   OF THE

                                                                STOCK MARKET.

                                                              -----------------
underperformed during the year.

The Fund's performance, though, was negatively impacted by its overweight position in the financial sector. The logic behind this bias was to capture the positive influence of declining interest rates on financial sector share prices. This logic paid off greatly early in the year as the sector benefited from lower interest rates, as well as the consolidation wave that swept the industry. As the year progressed, however, the fallout worked its way into our financial system. Fears of loan losses from distressed hedge funds, foreign debt default, and concerns of recession spread through the market. Many of these stocks saw their prices cut in half.

Going forward, we remain cautiously optimistic as global monetary authorities have begun to ease rates in a coordinated attempt at restoring confidence and stimulating growth. This recovery phase will take time and will be subject to various shocks, as prescribed medicines typically cure but rarely taste good.

We look forward to successfully serving your financial needs in the future. Thank you for your support.

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-29-95 to 10-31-98
[GRAPH]

                       THE STRONG       S&P 500      Lipper Equity
                     EQUITY INCOME       Stock        Income Funds
                         FUND            Index*          Index*
          12-95         10,000           10,000          10,000
          6-96          11,296           11,010          10,700
          12-96         12,810           12,296          11,797
          6-97          15,126           14,830          13,558
          12-97         16,822           16,398          15,001
          6-98          19,327           19,303          16,440
          10-98         18,433           18,797          15,685

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Equity Income
Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG EQUITY INCOME FUND USES A TOP-DOWN ANALYSIS OF THE ECONOMY TO DETERMINE WHICH SECTORS ARE LIKELY TO ALLOW COMPANIES TO GROW THEIR EARNINGS AND WHICH ARE NOT. BASED ON THAT ANALYSIS, WE INVEST LARGER OR SMALLER PORTIONS OF THE FUND'S ASSETS IN EACH OF THE SEVEN MAJOR ECONOMIC SECTORS OF THE S&P 500 STOCK INDEX (S&P 500). WE CHOOSE INDIVIDUAL COMPANIES IN EACH SECTOR THAT WE BELIEVE WILL BENEFIT MOST FROM THE ECONOMIC ENVIRONMENT WE FORESEE. THE FUND INVESTS PRIMARILY IN LARGE, DIVIDEND-PAYING COMPANIES.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o The last 12 months of stock market behavior were generally driven by the Asian crises and the fallout that followed. Global stock and bond markets suffered as investors' heightened levels of risk aversion played havoc with corporate, junk, and government bond markets, temporarily impairing the liquidity of our financial system.

o Late in the Fund's fiscal year, the Federal Reserve used its authority to lower interest rates twice to help rebuild investor confidence.

o In response to deteriorating global economic conditions, investors began to shift their assets to areas with minimal overseas exposure, and to large-capitalization stocks that provided liquidity.

                       =================================
                       THE STRONG GROWTH AND INCOME FUND
-----------------------=================================------------------------

FUND
HIGHLIGHTS

o The Strong Growth and Income Fund returned 19.73% for the fiscal year ended October 31, 1998. The S&P 500 returned 21.99% in the same period.*

o The Fund benefited from the market's favorable bias toward large-capitalization stocks, as well as our macroeconomic analysis. We overweighted consumer cyclical, retail, and healthcare sectors where we could benefit from the strong U.S. economy, and avoided the negative aftershocks of the Asian financial crises.

o During the year, the Fund's holdings in the financial sector were overwhelmed by the negative effects of the fallout from the Asian crises.

-------------------------------------

           AVERAGE ANNUAL
            TOTAL RETURNS
           As of 10-31-98

           1-year            19.73%

  Since Inception            27.18%
    (on 12-29-95)

-------------------------------------

         TOP FIVE SECTORS

 Based on net assets as of 10-31-98

SECTOR               % OF NET ASSETS
------------------------------------
Technology                     22.7%

Financial                      15.0%

Healthcare                     14.8%

Capital Equipment              11.3%

Retail                         10.5%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager

--------------------------------------------------------------------------------

Numerous events defined the past 12-month period, including the Asian financial crises, Russian loan defaults, hedge fund losses, stock market declines, declining interest rates and the Federal Reserve's easing of interest rates. Our macroeconomic approach guided us out of the most troubled spots of the stock market. We biased our investments away from companies with large exposure to the afflicted areas of the world, and focused our energies on more domestically oriented investments.

Despite the negative effect on other countries, the U.S. remained fairly strong during this period as measured by the quarterly release of the Gross Domestic Product figures. With high employment, low interest rates, and job creation, we tried to benefit by overweighting sectors such as healthcare, retail, and consumer cyclicals. In contrast to these overweighted sectors, the Fund benefited by our intentional underweight of areas that underperformed, such as basic materials and energy.

The Fund's performance, though, was negatively impacted by its overweight position in the financial sector. The logic behind this bias was to capture the positive correlation between declining interest rates and financial-sector share prices. This logic greatly benefited the Fund early in the year as rates

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

                                                         -----------------------

                                                             WE WERE ABLE TO

                                                          SIDE STEP MANY OF THE

                                                          PROBLEM AREAS OF THE

                                                            STOCK MARKET, AND

                                                          BENEFIT FROM THE FLOW

                                                         OF CAPITAL TO THE SAFE

                                                          AREAS OF THE ECONOMY.

                                                         -----------------------
10
declined and industry consolidation accelerated. As the fallout spread, however, it began to negatively impact this sector as fears of loan losses from hedge fund collapse, foreign debt default, and concerns of recession spread through the market. Many of these stocks saw their prices cut in half.

Going forward, we remain cautiously optimistic. As global monetary authorities have begun to ease rates in a coordinated attempt at restoring confidence and stimulating growth, we believe that the economy ahead looks positive and is pointing toward a recovery. This recovery phase will take time and will be subject to various shocks, as prescribed medicines typically cure but rarely taste good.

In the end, sticking to our discipline of staying within our benchmark and following our top-down analysis, we were able to side step many of the problem areas of the stock market and benefit from the flow of capital to the safe areas of the economy.

We hope that our hard work and determination to succeed will assist you in your future financial endeavors. Thank you for your support.

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 12-29-95 to 10-31-98
[GRAPH]

                        THE STRONG      S&P 500     Lipper Growth
                        GROWTH AND       Stock       and Income
                       INCOME FUND       Index*     Funds Index*
          12-95          10,000          10,000        10,000
          6-96           11,556          11,010        10,846
          12-96          13,191          12,296        12,067
          6-97           15,469          14,830        13,992
          12-97          17,199          16,398        15,311
          6-98           20,447          19,303        17,089
          10-98          19,762          18,797        16,045

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG GROWTH AND INCOME FUND USES A TOP-DOWN ANALYSIS OF THE ECONOMY TO DETERMINE WHETHER TO INVEST EITHER LARGE OR SMALL PORTIONS OF THE FUND'S ASSETS IN EACH OF THE SEVEN MAJOR ECONOMIC SECTORS OF THE S&P 500 STOCK INDEX (S&P
500). FROM EACH SECTOR, WE THEN CHOOSE THE INDIVIDUAL COMPANIES WE BELIEVE WILL BENEFIT MOST FROM THE ECONOMIC ENVIRONMENT WE FORESEE. THE FUND INVESTS PRIMARILY IN LARGE, DIVIDEND-PAYING COMPANIES, BUT MAY INVEST IN SOME SMALLER COMPANIES UNDER CERTAIN MARKET CONDITIONS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o The past year's market performance was greatly influenced by the Asian crises and the fallout that followed. Global stock and bond markets suffered as investors became extremely risk averse and liquidity became scarce.

o As the Fund's fiscal year came to a close, the Federal Reserve reduced interest rates twice, helping to rebuild investor confidence and spurring stocks to recover from their lows.

o The fear of deteriorating global economic conditions caused investors to shun less-liquid smaller issues. Investor focus turned to areas of the stock market that had minimal exposure to events overseas, and to the large-capitalization stocks that provided liquidity.

                       =================================
                       THE STRONG LIMITED RESOURCES FUND
-----------------------=================================------------------------

FUND
HIGHLIGHTS
o The Strong Limited Resources Fund declined 18.03% for the fiscal year ended October 31, 1998. Your Fund placed 11th of 53 funds in the Lipper Natural Resources category.* The average resource fund declined 27.26% during this time period.

o The resources area was heavily impacted by reduced demand from Asian countries, a warm winter, excess OPEC oil production, and increased Iraqi oil exports.

o During the summer, the Fund took the defensive measure of increasing its holdings in the areas of utility stocks and higher-yielding international oils, as well as increasing cash reserves. Holdings were reduced in the volatile oil service and oil exploration sectors.

-------------------------------------

           AVERAGE ANNUAL
           TOTAL RETURNS
           As of 10-31-98

          1-year           -18.03%

 Since Inception           -20.54%
    (on 9-30-97)

-------------------------------------

          FIVE LARGEST STOCK
               HOLDINGS
  Based on net assets as of 10-31-98

SECURITY              % OF NET ASSETS
-------------------------------------
Chevron Corporation              5.6%

KN Energy, Inc.                  4.5%

Questar Corporation              4.3%

Transmontaigne, Inc.             4.2%

Coastal Corporation              4.1%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGER

/s/ Mark A. Baskir
Mark A. Baskir
Portfolio Manager

--------------------------------------------------------------------------------

The Strong Limited Resources Fund was created 13 months ago to participate in a renewed investment cycle for oil, gas, and other consumable resources. Since the Asian crisis hit in late 1997, resources stocks have suffered as difficult a bear market as I have ever seen in my 30 years in the investment industry. Investors tended to overlook long-term positive fundamentals during a short-term period of excess supplies of resources. Many commodity prices dropped sharply. More leveraged investment sectors such as oil service, oil and gas exploration, and certain chemical, metal and forest products stocks declined by 50 to 75%. It appeared at times that the market totally abandoned objective economic and financial rationale for these sectors.

A late-year rally in resources stocks, particularly energy, as well as in the overall stock market, seems to have corrected to some degree the severe undervaluation of the resource sector. At this point, the broad market appears to reflect the expectation of a moderate earnings growth environment in 1999.
In the energy sector, we experienced four major negatives in the past 12 months:
  o the Asian economic crisis
  o the OPEC quota increase in late 1997
  o an El Nino winter
  o the UN-approved Iraqi oil-for-food program.

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Average represents funds that invest more than 65% of its equity commitment in natural resource stocks. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper Natural Resources Average is Lipper Analytical Services, Inc.

                                                           ---------------------

                                                               THE RESOURCES

                                                                SECTOR WAS

                                                           PARTICULARLY IMPACTED

                                                            BY LOWER AND SLOWER

                                                              WORLD ECONOMIC

                                                            GROWTH AND REDUCED

                                                             COMMODITY PRICES.

                                                           ---------------------
12

These four negatives have all been accounted for by the market decline. Asia is already suffering a recession but could begin to recover later in 1999. OPEC has cut production by a net two million barrels per day. Last winter was 8% warmer than normal. This year we anticipate more normal weather and, hence, higher demand for oil and gas leading to a reduction in inventories. Finally, Iraq has reached its maximum production level and thus cannot add further to the supply of oil.

All of these events interrupted a positive secular investment cycle for the resources sector. We believe that upcycle will resume in 1999, after the hiatus of 1998, as world economies begin to recover, oil inventories decline, natural gas supply/demand remains tight, and companies and countries begin to once again invest for future growth. For these reasons, energy will remain the dominant investment area for the Fund.

Thank you for your patience and continued interest in the Strong Limited Resources Fund. I trust that your support will be rewarded in the future.

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 9-30-97 to 10-31-98
[GRAPH]
                        THE STRONG        S&P 500     Lipper Natural
                         LIMITED           Stock        Resources
                      RESOURCES FUND       Index*        Average*
          9-97            10,000           10,000         10,000
          12-97            9,306           10,287          8,475
          3-98             9,516           11,722          8,778
          6-98             8,626           12,109          7,880
          9-98             7,475           10,905          6,597
          10-98            7,795           11,792          6,848

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Natural Resources Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG LIMITED RESOURCES FUND INVESTS IN ENERGY AND NATURAL RESOURCE COMPANIES THAT PROVIDE OPPORTUNITIES FOR CAPITAL APPRECIATION AND CONSISTENT DIVIDEND GROWTH. WHEN ASSESSING INVESTMENTS, WE STRESS EACH COMPANY'S
VALUATION, MANAGEMENT'S TRACK RECORD AND COMMITMENT, AND ANY UNIQUE CIRCUMSTANCES THAT COULD GENERATE ABOVE-AVERAGE LONG-TERM RETURNS. WE ALLOCATE THE FUND'S ASSETS TO INDIVIDUAL RESOURCE SECTORS BASED ON THE ECONOMIC CYCLE AND EACH SECTOR'S ATTRACTIVENESS RELATIVE TO THE OTHERS. STOCKS ARE SOLD IF A SIGNIFICANT NEGATIVE CHANGE OCCURS IN THE COMPANY'S OUTLOOK OR IF THE STOCK SURPASSES OUR INVESTMENT TARGETS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o The resources sector was particularly impacted by lower and slower world economic growth and reduced commodity prices. In addition to the problems caused by global financial turmoil, these stocks were hurt by the relative underperformance of small-cap and value stocks.

o Over this one-year period, the overall market was extremely volatile as it reacted to economic and financial events that emanated from Asia to Russia to Latin America and, ultimately, to the United States.

o Political uncertainty in Washington added to the pressure on the market created by declining corporate profit growth and the first signs of a credit crunch.

                         ============================
                         THE STRONG TOTAL RETURN FUND
-------------------------============================---------------------------

FUND
HIGHLIGHTS

o The Strong Total Return Fund returned 13.63% for the fiscal year ended October 31, 1998. The S&P 500 Stock Index--the Fund's benchmark--returned 21.99% for the same period.

o Throughout the reporting period, the Fund held an overweight position in technology. We added further to these holdings toward the end of the fiscal year.

o As Asian economic concerns continued, we reduced our investments in multinationals with big exposure to that region, while increasing our exposure to companies with predominantly domestic exposure.

------------------------------------

            AVERAGE ANNUAL
             TOTAL RETURNS
            As of 10-31-98

         1-year            13.63%

         3-year            18.28%

         5-year            14.31%

        10-year            11.93%

Since Inception            15.74%
  (on 12-30-81)

------------------------------------

           TOP FIVE SECTORS
 Based on net assets as of 10-31-98

 SECTOR              % OF NET ASSETS
 -----------------------------------
 Technology                    21.1%

 Healthcare                    14.9%

 Retail                        14.0%

 Financial                     12.7%

 Energy                         7.2%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGERS

/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Co-manager

/s/ Ian J. Rogers
Ian J. Rogers
Portfolio Co-manager

--------------------------------------------------------------------------------

Asian economic problems caused the stock market and economy over the past 12 months to be very different from what we experienced during the preceding three years. With a slowing economy and a volatile stock market, our emphasis has been on high-quality, well-known companies showing predictable, growing profits.

U.S. and foreign investors, driven to find a safe haven for their money, bought the so-called "Nifty Fifty," the stocks of the largest publicly traded U.S. companies. While we did hold some of these stocks, we also owned the stocks of larger-sized mid-cap companies, both for diversification and because they currently offer better value. This diversification hurt our return this year. However, we believe it is important to limit the Fund's exposure to any one group of stocks in order to manage risk.

With an eye toward protecting shareholders' investments in an uncertain time, we raised our cash position as the market fell in late summer and early fall. When stocks subsequently rallied, this cautious posture reduced our upward move vs. the market's.

Throughout this year, we sold stocks as they reached higher valuations, and replaced them with stocks that do business predominantly in the U.S. and have clear sources of earnings growth. We paid strict attention this year to keeping taxable capital gains to a minimum while maintaining proper investment focus. Yield was achieved by purchasing high-quality convertible issues and stocks with potential for increasing dividends.

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

                                                          ----------------------

                                                             WITH A SLOWING

                                                              ECONOMY AND A

                                                          VOLATILE STOCK MARKET,

                                                             OUR EMPHASIS HAS

                                                           BEEN ON HIGH-QUALITY,

                                                           WELL-KNOWN COMPANIES

                                                           SHOWING PREDICTABLE,

                                                             GROWING PROFITS.

                                                          ----------------------

We sold some of our holdings in large U.S. banks as they rallied early in 1998. This helped significantly as financial stocks plummeted this summer when Asian trading and loan losses were announced. After the worst of the decline, we bought regional banks such as Northern Trust, Wachovia, Fannie Mae and Freddie Mac. These companies have almost no international exposure, but may benefit from decreasing interest rates. We also added to our positions in IBM, Intel, EMC, Walgreen's and Safeway--companies that have dominant positions in businesses that are improving. We believe in most industries, the strongest companies will thrive at the expense of weaker competitors. We will continue to seek out these dominant companies, many of which still trade at reasonable valuations.

Despite Asia's troubles, the U.S. economy is still strong. Consumers here are financially well situated. Additionally, we now have the help of the Federal Reserve lowering rates. It is worth noting that the Fed historically has tended to either raise or lower rates several times in a row. There are economic problems around the world, but we believe that they are reflected in the market and that now is a time full of opportunities to purchase low-priced stocks with promising outlooks.

Thank you for your investment in the Strong Total Return Fund.

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 12-30-81 to 10-31-98
[GRAPH]
                      THE STRONG       S&P 500     Lipper Growth
                     TOTAL RETURN       Stock       and Income
                         FUND           Index*      Funds Index*
         12-81          10,000          10,000         10,000
         12-83          18,720          14,896         15,243
         12-85          25,936          20,853         20,436
         12-87          33,002          26,044         24,673
         12-89          39,140          39,993         36,132
         12-91          48,578          50,557         43,393
         12-93          59,851          59,892         54,528
         12-95          74,963          83,487         71,211
         12-97         106,181         136,906        109,030
         10-98         117,038         156,927        114,258

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG TOTAL RETURN FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR BOTH CAPITAL GROWTH AND DIVIDEND INCOME. THE FUND INVESTS PRIMARILY IN LARGE- AND MEDIUM-SIZED COMPANIES WITH STEADY OR GROWING DIVIDENDS. WE FOCUS ON FINDING HIGH-QUALITY COMPANIES THAT WE BELIEVE ARE IN A STRONG PHASE OF PROFIT AND SALES GROWTH. A STOCK MUST ALSO HAVE A PRICE-TO-EARNINGS RATIO THAT INDICATES IT IS
A GOOD VALUE. ONCE A STOCK IS IN THE PORTFOLIO, IT IS SYSTEMATICALLY MONITORED TO MAKE SURE IT CONTINUES TO MEET YOUR FUND'S CRITERIA.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o Corporate profit growth slowed in the past year as the weakening global economy hurt companies' volumes and further eroded their ability to raise prices.

o Global slowing helped subdue inflationary pressure in the U.S. economy. As long as inflation remains dormant, the Federal Reserve has room to lower interest rates to stimulate the economy.

o The market saw rapid changes in preference for one industry over another as investors tried to identify which sector would lead next. Called "sector rotation," these changes spur sudden outperformance or underperformance by the stocks of one industry for brief periods of time.

SCHEDULES OF INVESTMENTS IN SECURITIES                         October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                        STRONG AMERICAN UTILITIES FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 93.8%
ELECTRIC UTILITY 38.5%
Allegheny Energy, Inc.                                   82,100   $  2,524,575
Ameren Corporation                                      349,000     13,938,187
American Electric Power Company, Inc.                    43,500      2,128,781
CMS Energy Corporation                                  195,000      8,592,188
Commonwealth Energy System                                8,000        298,500
Duke Energy Company                                     147,000      9,509,063
FirstEnergy Corporation                                 318,600      9,558,000
NIPSCO Industries, Inc.                                 427,000     12,783,313
Pinnacle West Capital Corporation                         2,000         87,625
SCANA Corporation                                        80,000      2,705,000
The Southern Company                                    185,000      5,214,688
TECO Energy                                             291,000      8,038,875
TNP Enterprises, Inc.                                    51,000      1,721,250
Wisconsin Energy Corporation                            179,000      5,481,875
                                                                  ------------
                                                                    82,581,920
ENERGY RELATED 12.5%
Amoco Corporation                                        64,000      3,592,000
Apache Corporation                                       28,100        795,581
Atlantic Richfield Company                               48,200      3,319,775
British Petroleum PLC ADR                                10,300        910,906
Burlington Resources, Inc.                               13,200        543,675
Chevron Corporation                                       3,000        244,500
Elf Aquitaine SA Sponsored ADR                            7,000        406,000
Exxon Corporation                                       102,200      7,281,750
FMC Corporation (b)                                       3,000        153,187
Imperial Oil, Ltd.                                       49,300        776,475
Mobil Corporation                                         2,500        189,219
Murphy Oil Corporation                                    8,700        359,419
Ocean Energy, Inc. (b)                                   28,300        353,750
Pennzoil Company                                          5,400        193,725
Royal Dutch Petroleum Company - New York
  Registry Shares                                       123,700      6,092,225
USX-Marathon Group                                       51,400      1,680,138
                                                                  ------------
                                                                    26,892,325
GAS UTILITY 9.0%
Connecticut Energy Corporation                            7,500        210,000
Consolidated Natural Gas Company                          8,700        459,469
Enron Corporation                                       210,500     11,103,875
Equitable Resources, Inc.                                 2,500         69,531
Indiana Energy, Inc.                                     38,000        850,250
KeySpan Energy Corporation                              102,000      3,047,250
Oneok, Inc.                                              30,600      1,048,050
Providence Energy Corporation                             7,800        159,900
Questar Corporation                                      95,400      1,878,187
Washington Gas Light Company                             12,000        317,250
WICOR, Inc.                                               6,000        146,250
                                                                  ------------
                                                                    19,290,012
OTHER UTILITY 0.4%
American Water Works Company, Inc.                       26,100        833,569

TELECOMMUNICATION 33.4%
Alltel Corporation                                      282,000     13,201,125
Ameritech Corporation                                   328,500     17,718,469
Bell Atlantic Corporation                               310,000     16,468,750
BellSouth Corporation                                    62,000      4,948,375
GTE Corporation                                          73,000      4,284,187
MCI WorldCom, Inc. (b)                                   22,000      1,215,500
SBC Communications, Inc.                                295,000     13,662,187
                                                                  ------------
                                                                    71,498,593
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $156,076,037)                            201,096,419
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 4.75%      $1,875,600   $  1,875,600
General Mills, Inc., 4.83%                            2,026,300      2,026,300
Pitney Bowes Credit Corporation, 4.83%                2,282,800      2,282,800
Sara Lee Corporation, 4.82%                           2,299,900      2,299,900
Warner Lambert Company, 4.75%                         2,064,000      2,064,000
Wisconsin Electric Power Company, 4.75%               2,205,000      2,205,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $12,753,600)                     12,753,600
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $168,829,637) 99.8%          213,850,019
Other Assets and Liabilities, Net 0.2%                                 415,477
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $214,265,496
==============================================================================


===============================================================================
                           STRONG ASSET ALLOCATION FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 67.5%
AEROSPACE & DEFENSE 0.9%
The Boeing Company                                        8,100     $  303,750
Northrop Grumman Corporation                             11,400        909,150
United Technologies Corporation                          13,300      1,266,825
                                                                    ----------
                                                                     2,479,725
AUTOMOBILE 0.4%
Ford Motor Company                                       22,200      1,204,350

BANK - MONEY CENTER 2.8%
BankAmerica Corporation                                  46,000      2,642,125
The Chase Manhattan Corporation                          30,000      1,704,375
Citigroup, Inc.                                          56,750      2,670,797
First Union Corporation                                  19,900      1,154,200
                                                                    ----------
                                                                     8,171,497
BANK - SUPER REGIONAL 2.8%
The Bank of New York Company, Inc.                       34,400      1,085,750
Bank One Corporation                                     10,000        488,750
Comerica, Inc.                                           26,550      1,712,475
Fleet Financial Group, Inc.                              25,600      1,022,400
Mellon Bank Corporation                                  36,500      2,194,562
Norwest Corporation                                      26,200        974,313
US Bancorp                                               13,940        508,810
                                                                    ----------
                                                                     7,987,060
BEVERAGE - ALCOHOLIC 0.3%
Anheuser-Busch Companies, Inc.                           12,000        713,250

BEVERAGE - SOFT DRINK 1.3%
The Coca-Cola Company                                    44,200      2,989,025
PepsiCo, Inc.                                            23,200        783,000
                                                                    ----------
                                                                     3,772,025
BROKERAGE & INVESTMENT MANAGEMENT 0.1%
Morgan Stanley, Dean Witter & Company                     5,200        336,700

COMPUTER - MAINFRAME 1.2%
International Business Machines Corporation              22,500      3,339,844

COMPUTER - PERIPHERAL EQUIPMENT 0.2%
EMC Communications Corporation (b)                        9,000        579,375

-------------------------------------------------------------------------------
===============================================================================
                    STRONG ASSET ALLOCATION FUND(continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMPUTER - PERSONAL & WORKSTATION 0.8%
Dell Computer Corporation (b)                            34,600    $ 2,270,625

COMPUTER SOFTWARE 4.2%
America Online, Inc. (b)                                 14,800      1,880,525
BMC Software, Inc. (b)                                   20,200        970,862
Cisco Systems, Inc. (b)                                  50,175      3,161,025
Microsoft Corporation (b)                                57,900      6,130,163
                                                                   -----------
                                                                    12,142,575
COSMETIC & PERSONAL CARE 0.6%
The Gillette Company                                     30,600      1,375,087
Estee Lauder Companies, Inc. Class A                      6,700        439,269
                                                                   -----------
                                                                     1,814,356
DIVERSIFIED OPERATIONS 2.6%
Allied Signal, Inc.                                      12,200        475,038
E.I. Du Pont de Nemours & Company                        21,700      1,247,750
Textron, Inc.                                            24,500      1,822,187
Tyco International, Ltd.                                 65,966      4,085,769
                                                                   -----------
                                                                     7,630,744
ELECTRIC POWER 0.8%
Duke Energy Company                                      15,100        976,781
PECO Energy Company                                      14,000        541,625
UNICOM Corporation                                       23,500        885,656
                                                                   -----------
                                                                     2,404,062
ELECTRICAL EQUIPMENT 3.2%
Emerson Electric Company                                 14,000        924,000
General Electric Company                                 94,500      8,268,750
                                                                   -----------
                                                                     9,192,750
ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.9%
Intel Corporation                                        25,800      2,301,038
Motorola, Inc.                                            8,000        416,000
                                                                   -----------
                                                                     2,717,038
FINANCE - MISCELLANEOUS 1.0%
American Express Company                                 14,600      1,290,275
SunAmerica, Inc.                                         22,400      1,579,200
                                                                   -----------
                                                                     2,869,475
FOOD 1.1%
Bestfoods                                                21,800      1,188,100
Sara Lee Corporation                                     12,000        716,250
Unilever NV                                              18,300      1,377,075
                                                                   -----------
                                                                     3,281,425
HEALTHCARE - DRUG/DIVERSIFIED 6.8%
Abbott Laboratories                                      12,500        586,719
American Home Products Corporation                       36,100      1,759,875
Bristol-Myers Squibb Company                             22,200      2,454,487
Johnson & Johnson                                        24,500      1,996,750
Merck & Company, Inc.                                    24,000      3,246,000
Pfizer, Inc.                                             36,200      3,884,712
Schering-Plough Corporation                              14,800      1,522,550
SmithKline Beecham PLC Sponsored ADR                     15,600        994,500
Warner-Lambert Company                                   40,500      3,174,188
                                                                   -----------
                                                                    19,619,781
HEALTHCARE - MEDICAL SUPPLY 2.2%
Becton, Dickinson & Company                              52,600      2,215,775
Cardinal Health, Inc.                                    11,500      1,087,469
McKesson Corporation                                     38,500      2,964,500
                                                                   -----------
                                                                     6,267,744
HOUSING RELATED 0.7%
Masco Corporation                                        71,000      2,001,313

INSURANCE - DIVERSIFIED 0.3%
Marsh & McLennan Companies, Inc.                         18,000        999,000

INSURANCE - PROPERTY & CASUALTY 1.6%
The Allstate Corporation                                 34,600      1,489,963
American International Group, Inc.                       24,950      2,126,987
Chubb Corporation                                        14,000        861,000
                                                                   -----------
                                                                     4,477,950
LEISURE PRODUCT 0.2%
Eastman Kodak Company                                     6,000        465,000

LEISURE SERVICE 0.3%
The Walt Disney Company                                  28,000        754,250

MACHINERY - MISCELLANEOUS 0.3%
Ingersoll-Rand Company                                   17,350        876,175

MEDIA - PUBLISHING 2.2%
Gannett Company, Inc.                                    16,200      1,002,375
McGraw-Hill, Inc.                                        20,900      1,879,694
Time Warner, Inc.                                        38,500      3,573,281
                                                                   -----------
                                                                     6,455,350
MEDIA - RADIO/TV 1.8%
CBS Corporation                                          32,600        910,762
Clear Channel Communications, Inc. (b)                   46,700      2,127,769
Cox Communications, Inc. Class A (b)                     22,000      1,207,250
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                           28,350      1,079,072
                                                                   -----------
                                                                     5,324,853
MORTGAGE & RELATED SERVICE 2.0%
Federal Home Loan Mortgage Corporation                   53,200      3,059,000
Federal National Mortgage Association                    37,000      2,620,062
                                                                   -----------
                                                                     5,679,062
OFFICE AUTOMATION 1.2%
Pitney Bowes, Inc.                                       34,000      1,872,125
Xerox Corporation                                        17,700      1,714,688
                                                                   -----------
                                                                     3,586,813
OIL - INTERNATIONAL INTEGRATED 3.3%
British Petroleum PLC ADR                                10,800        955,125
Chevron Corporation                                      18,200      1,483,300
Conoco, Inc. Class A (b)                                 20,600        512,425
Exxon Corporation                                        39,900      2,842,875
Mobil Corporation                                        19,500      1,475,906
Royal Dutch Petroleum Company - New York
  Registry Shares                                        29,400      1,447,950
Texaco, Inc.                                             15,700        931,206
                                                                   -----------
                                                                     9,648,787
OIL - NORTH AMERICAN INTEGRATED 0.1%
Valero Energy Corporation                                 8,600        215,000

PERSONAL & COMMERCIAL LENDING 1.0%
Associates First Capital Corporation                     24,452      1,723,866
Household International, Inc.                            33,552      1,226,745
                                                                   -----------
                                                                     2,950,611
RETAIL - DRUG STORE 2.2%
CVS Corporation                                          45,000      2,055,937
Rite Aid Corporation                                     59,200      2,349,500
Walgreen Company                                         38,900      1,893,944
                                                                   -----------
                                                                     6,299,381
RETAIL - FOOD CHAIN 1.5%
The Kroger Company (b)                                   40,600      2,253,300
Safeway, Inc. (b)                                        41,500      1,984,219
                                                                   -----------
                                                                     4,237,519
RETAIL - MAJOR CHAIN 2.0%
Dayton Hudson Corporation                                44,200      1,872,975
Wal-Mart Stores, Inc.                                    54,500      3,760,500
                                                                   -----------
                                                                     5,633,475
RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                   12,000        802,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                   STRONG ASSET ALLOCATION FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
RETAIL - SPECIALTY 2.0%
Gap, Inc.                                                13,700   $    823,712
The Home Depot, Inc.                                     57,600      2,505,600
Lowe's Companies, Inc.                                   41,800      1,408,138
Tandy Corporation                                        22,500      1,115,156
                                                                  ------------
                                                                     5,852,606
SOAP & CLEANING PREPARATION 2.1%
Clorox Company                                           24,900      2,720,325
The Procter & Gamble Company                             38,600      3,430,575
                                                                  ------------
                                                                     6,150,900
STEEL 0.1%
USX-US Steel Group                                       12,000        279,000

TELECOMMUNICATION EQUIPMENT 0.9%
Lucent Technologies, Inc.                                30,800      2,469,775

TELECOMMUNICATION SERVICE 4.8%
AT&T Corporation                                         48,200      3,000,450
Bell Atlantic Corporation                                37,600      1,997,500
MCI WorldCom, Inc. (b)                                   86,887      4,800,507
MediaOne Group, Inc.                                     35,300      1,493,631
Sprint Corporation                                       33,500      2,571,125
                                                                  ------------
                                                                    13,863,213
TELEPHONE 1.7%
Ameritech Corporation                                    11,200        604,100
BellSouth Corporation                                    18,000      1,436,625
SBC Communications, Inc.                                 51,800      2,398,988
US WEST, Inc.                                             6,800        390,150
                                                                  ------------
                                                                     4,829,863
TOBACCO 0.7%
Philip Morris Companies, Inc.                            40,200      2,055,225
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $149,758,294)                            194,702,022
------------------------------------------------------------------------------

WARRANTS 0.3%
American Telecasting, Inc. Warrants, Expire 8/10/00         350              0
Concentric Network Warrants, Expire 12/15/07
  (Acquired 12/15/97; Cost $6,980) (d)                    2,000         20,444
e. spire Communications, Inc. Warrants, Expire
  11/01/05 (Acquired 3/22/96; Cost $107,188) (d)          1,750         52,500
News Corporation Exchange Trust Warrants, Expire
  11/12/16 (Acquired 11/04/96; Cost $1,831,250) (d)      50,000        837,500
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $1,954,167)                                       910,444
------------------------------------------------------------------------------

PREFERRED STOCKS 0.6%
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                           34,608      1,626,569
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,598,069)                             1,626,569
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.2%
Metamor Worldwide, Inc. Subordinated Notes,
  2.94%, Due 8/15/04                                $   725,000        586,344
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $625,881)                                586,344
------------------------------------------------------------------------------

CORPORATE BONDS 26.5%
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08              1,750,000      1,540,000
Atlas Air, Inc. Senior Notes, 9.25%, Due 4/15/08
  (Acquired 4/07/98; Cost $1,997,340) (d)             2,000,000      1,885,000
Bay View Capital Corporation Subordinated Notes,
  9.125%, Due 8/15/07                                 1,500,000      1,327,500
BF Saul Real Estate Investment Trust Senior
  Secured Notes, 9.75%, Due 4/01/08                   3,000,000      2,415,000
Capstar Radio Broadcasting Partners, Inc. Senior
  Subordinated Notes, 9.25%, Due 7/01/07              2,500,000      2,487,500
Convergent Communications, Inc. Units, 13.00%,
  Due 4/01/08 (Acquired 3/26/98; Cost $2,000,000) (d) 2,000,000      1,350,000
Dawson Production Services Senior Notes, 9.375%,
  Due 2/01/07                                         1,674,000      1,682,370
e. spire Communications, Inc. Senior Discount
  Notes, Zero %, Due 7/01/08 (Rate Reset Effective
  7/01/03) (Acquired 7/21/98; Cost $1,799,670) (d)    3,000,000      1,485,000
Empress Entertainment, Inc. Senior Subordinated
  Notes, 8.125%, Due 7/01/06 (Acquired 6/16/98;
  Cost $3,003,750) (d)                                3,000,000      2,977,500
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08           2,500,000      2,337,500
Global Crossing Holding, Ltd. Senior Notes, 9.625%,
  Due 5/15/08 (Acquired 9/14/98; Cost $2,462,500) (d) 2,500,000      2,431,250
Goss Graphic System, Inc. Senior Subordinated
  Notes, 12.00%, Due 10/15/06                         1,500,000      1,335,000
GS Escrow Corporation Senior Notes, 7.00%, Due
  8/01/03 (Acquired 8/04/98; Cost $8,201,435) (d)     8,220,000      8,055,600
Hudson Respiratory Care, Inc. Senior Subordinated
  Notes, 9.125%, Due 4/15/08                          1,150,000        810,750
Intermedia Communications, Inc. Senior Notes,
  Series B, 13.50%, Due 6/01/05                         241,000        275,945
Lenfest Communications, Inc. Senior Subordinated
  Notes, 8.25%, Due 2/15/08                           2,150,000      2,171,500
Loews Cineplex Entertainment Corporation Senior
  Subordinated Notes, 8.875%, Due 8/01/08
  (Acquired 9/18/98; Cost $2,437,500) (d)             2,500,000      2,437,500
Mediq, Inc. Units, Zero %, Due 6/01/09 (Rate Reset
  Effective 6/01/03) (Acquired 5/21/98; Cost
  $1,996,312) (d)                                     3,750,000      1,781,250
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due 12/15/02      2,250,000      2,458,125
NTL, Inc. Senior Notes, Series B, 10.00%,
  Due 2/15/07                                         2,500,000      2,412,500
Nextlink Communications, Inc. Senior Notes,
  9.625%, Due 10/01/07                                  800,000        744,000
Niagara Mohawk Power Corporation Senior Notes,
  Series C, 7.125%, Due 7/01/01                      12,000,000     12,219,852
North Fork Capital Trust I Capital Trust
  Pass-Thru Securities, 8.70%, Due 12/15/26           4,000,000      4,150,224
Pacific Aerospace & Electronics, Inc. Senior
  Subordinated Notes, 11.25%, Due 8/01/05
  (Acquired 7/23/98; Cost $2,000,000) (d)             2,000,000      1,590,000
Pinnacle Holdings, Inc. Senior Discount Notes,
  Zero %, Due 3/15/08 (Rate Reset Effective
  3/15/03)                                            3,000,000      1,395,000
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05       3,000,000      3,255,000
Sabreliner Corporation Senior Notes, 11.00%, Due
  6/15/08 (Acquired 6/19/98; Cost $3,000,000) (d)     3,000,000      2,512,500
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                                  500,000        532,500
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset Effective 8/15/03)
  (Acquired 8/07/98; Cost $1,285,200) (d)             2,250,000      1,113,750
Transwestern Publishing Company LP/TWP
  Capital Corporation Senior Subordinated
  Notes, 9.625%, Due 11/15/07                           500,000        488,750
United Rentals, Inc. Senior Subordinated Notes,
  9.50%, Due 6/01/08 (Acquired 5/19/98; Cost
  $496,000) (d)                                         500,000        487,500
Universal Compression, Inc. Senior Discount Notes,
  Zero %, Due 2/15/08 (Rate Reset Effective 2/15/03)    675,000        384,750
US Air 1993-A Pass-Thru Trust Certificates,
  Series 1993-A2, 9.625%, Due 9/01/03                 1,675,000      1,885,175
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01          540,000        543,670

-------------------------------------------------------------------------------
===============================================================================
                   STRONG ASSET ALLOCATION FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Winstar Communications, Inc. Senior Discount
  Notes, Zero %, Due 10/15/05 (Rate Reset
  Effective 10/15/00)                                $1,960,000   $  1,381,800
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $79,840,642)                            76,341,261
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.2%
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                   488,266        503,675
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1993-2,
  Class A-3, 7.50%, Due 3/25/33                             947            957
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.7047%, Due 11/25/30                     167,680        175,697
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES (COST $657,181)    680,329
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 1.6%
FHLMC Adjustable Rate Mortgage Participation
  Certificates, 8.165%, Due 8/01/25                   2,075,466      2,188,330
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                                     77,011         79,331
  10.25%, Due 3/01/15                                    91,057         95,440
  10.50%, Due 1/01/16                                    18,404         19,510
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 11.00%, Due
  10/01/00 thru 11/01/00                                 66,298         68,143
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates,
  Series G92-61, Class FJ, 5.999%, Due 10/25/22         549,867        553,032
GNMA Guaranteed Pass-Thru Certificates, 7.50%,
  Due 12/15/07                                        1,556,254      1,615,051
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $4,506,084)     4,618,837
------------------------------------------------------------------------------

OPTIONS 0.4%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a strike
  price of $100 beginning 4/09/04 and expiring
  4/09/25.)                                           9,500,000      1,222,650
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $439,881)                                        1,222,650
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.1%
COMMERCIAL PAPER 2.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 4.75%      $1,554,800      1,554,800
General Mills, Inc., 4.83%                              447,300        447,300
Pitney Bowes Credit Corporation, 4.83%                  543,900        543,900
Sara Lee Corporation, 4.82%                             572,300        572,300
Warner Lambert Company, 4.75%                           964,200        964,200
Wisconsin Electric Power Company, 4.75%               1,823,900      1,823,900
                                                                  ------------
                                                                     5,906,400
UNITED STATES GOVERNMENT & AGENCY ISSUES 0.0%
United States Treasury Bills, Due 7/16/98 (c)            35,000         34,712
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,941,118)                       5,941,112
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities (Cost $245,321,317) 99.4%          286,629,568
Other Assets and Liabilities, Net 0.6%                               1,762,670
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $288,392,238
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                  Expiration     Face Amount     Appreciation
                                     Date          at Value     (Depreciation)
------------------------------------------------------------------------------
Purchased:
 20 Two-Year U.S. Treasury Notes    12/98         $4,253,125       $ 48,693
 30 Five-Year U.S. Treasury Notes   12/98          3,439,219        102,665
Sold:
 20 Ten-Year U.S. Treasury Notes    12/98          2,407,500        (74,056)


===============================================================================
                           STRONG BLUE CHIP 100 FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 99.1%
AEROSPACE & DEFENSE 0.3%
The Boeing Company                                        7,300     $  273,750

AUTOMOBILE 1.1%
Chrysler Corporation                                      4,700        226,188
Ford Motor Company                                        8,700        471,975
General Motors Corporation                                4,700        296,394
                                                                    ----------
                                                                       994,557
BANK - MONEY CENTER 6.3%
BankAmerica Corporation                                  20,018      1,149,784
The Chase Manhattan Corporation                          41,000      2,329,313
Citigroup, Inc.                                          37,060      1,744,136
First Union Corporation                                   7,000        406,000
                                                                    ----------
                                                                     5,629,233
BANK - SUPER REGIONAL 3.8%
The Bank of New York Company, Inc.                       66,900      2,111,531
Bank One Corporation                                      8,440        412,505
Fleet Financial Group, Inc.                               4,100        163,744
National City Corporation                                 2,400        154,350
Norwest Corporation                                       5,500        204,531
US Bancorp                                                5,300        193,450
Wells Fargo & Company                                       600        222,000
                                                                    ----------
                                                                     3,462,111
BEVERAGE - ALCOHOLIC 0.2%
Anheuser-Busch Companies, Inc.                            3,500        208,031

BEVERAGE - SOFT DRINK 1.7%
The Coca-Cola Company                                    17,700      1,196,963
PepsiCo, Inc.                                            10,600        357,750
                                                                    ----------
                                                                     1,554,713
BROKERAGE & INVESTMENT MANAGEMENT 1.7%
Merrill Lynch & Company, Inc.                             2,500        148,125
Morgan Stanley, Dean Witter & Company                    21,200      1,372,700
                                                                    ----------
                                                                     1,520,825
COMPUTER - MAINFRAME 1.1%
International Business Machines Corporation               6,700        994,531

COMPUTER - PERIPHERAL EQUIPMENT 3.6%
EMC Communications Corporation (b)                       49,600      3,193,000

COMPUTER - PERSONAL & WORKSTATION 5.6%
Compaq Computer Corporation                              12,000        379,500
Dell Computer Corporation (b)                            63,460      4,164,563
Hewlett-Packard Company                                   7,500        451,406
                                                                    ----------
                                                                     4,995,469

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                     STRONG BLUE CHIP 100 FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMPUTER SERVICE 0.2%
Automatic Data Processing, Inc.                           2,200    $   171,188

COMPUTER SOFTWARE 4.8%
Cisco Systems, Inc. (b)                                  11,200        705,600
Microsoft Corporation (b)                                32,300      3,419,762
Oracle Systems Corporation (b)                            7,000        206,938
                                                                   -----------
                                                                     4,332,300
COSMETIC & PERSONAL CARE 0.4%
The Gillette Company                                      8,100        363,994

DIVERSIFIED OPERATIONS 1.5%
Allied Signal, Inc.                                       4,000        155,750
E.I. Du Pont de Nemours & Company                         8,100        465,750
Minnesota Mining & Manufacturing Company                  2,900        232,000
Monsanto Company                                          4,300        174,688
Tyco International, Ltd.                                  4,600        284,912
                                                                   -----------
                                                                     1,313,100
ELECTRIC POWER 0.4%
Duke Energy Company                                       2,600        168,188
The Southern Company                                      5,000        140,938
                                                                   -----------
                                                                       309,126
ELECTRICAL EQUIPMENT 4.1%
Emerson Electric Company                                  3,200        211,200
General Electric Company                                 39,425      3,449,687
                                                                   -----------
                                                                     3,660,887
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.0%
Intel Corporation                                        26,100      2,327,794
Motorola, Inc.                                            4,300        223,600
Texas Instruments, Inc.                                   2,800        179,025
                                                                   -----------
                                                                     2,730,419
FINANCE - MISCELLANEOUS 0.3%
American Express Company                                  3,300        291,637

FOOD 1.0%
Campbell Soup Company                                     3,200        170,600
H.J. Heinz Company                                        2,600        151,125
Sara Lee Corporation                                      3,400        202,938
Unilever NV                                               4,600        346,150
                                                                   -----------
                                                                       870,813
HEALTHCARE - DRUG/DIVERSIFIED 13.2%
Abbott Laboratories                                      11,100        521,006
American Home Products Corporation                        9,500        463,125
Bristol-Myers Squibb Company                              7,200        796,050
Johnson & Johnson                                         9,700        790,550
Eli Lilly & Company                                       7,900        639,406
Merck & Company, Inc.                                     8,600      1,163,150
Pfizer, Inc.                                             22,290      2,391,996
Pharmacia & Upjohn, Inc.                                  3,700        195,869
Schering-Plough Corporation                              23,500      2,417,562
Warner-Lambert Company                                   31,800      2,492,325
                                                                   -----------
                                                                    11,871,039
HEALTHCARE - INSTRUMENTATION 0.2%
Medtronic, Inc.                                           3,400        221,000

INSURANCE - PROPERTY & CASUALTY 2.6%
The Allstate Corporation                                  5,900        254,069
American International Group, Inc.                       24,652      2,101,583
                                                                   -----------
                                                                     2,355,652
LEISURE PRODUCT 0.2%
Eastman Kodak Company                                     2,300        178,250

LEISURE SERVICE 0.4%
The Walt Disney Company                                  14,700        395,981

MEDIA - PUBLISHING 3.5%
Time Warner, Inc.                                        34,300      3,183,469

MEDIA - RADIO/TV 1.5%
CBS Corporation                                          42,300      1,181,756
Viacom International, Inc.                                2,600        155,675
                                                                   -----------
                                                                     1,337,431
MORTGAGE & RELATED SERVICE 2.8%
Federal Home Loan Mortgage Corporation                   33,900      1,949,250
Federal National Mortgage Association                     7,500        531,094
                                                                   -----------
                                                                     2,480,344
OFFICE AUTOMATION 0.3%
Xerox Corporation                                         2,400        232,500

OIL - INTERNATIONAL INTEGRATED 3.4%
Chevron Corporation                                       4,700        383,050
Exxon Corporation                                        17,500      1,246,875
Mobil Corporation                                         5,600        423,850
Royal Dutch Petroleum Company - New York
  Registry Shares                                        15,500        763,375
Texaco, Inc.                                              3,900        231,319
                                                                   -----------
                                                                     3,048,469
OIL - NORTH AMERICAN INTEGRATED 0.6%
Amoco Corporation                                         6,900        387,262
Atlantic Richfield Company                                2,300        158,413
                                                                   -----------
                                                                       545,675
OIL WELL EQUIPMENT & SERVICE 0.2%
Schlumberger, Ltd.                                        3,900        204,750

PAPER & FOREST PRODUCTS 0.2%
Kimberly-Clark Corporation                                3,900        188,175

PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation                     19,460      1,371,930

POLLUTION CONTROL 0.2%
Waste Management, Inc.                                    4,100        185,012

RETAIL - DRUG STORE 1.2%
Walgreen Company                                         22,600      1,100,337

RETAIL - MAJOR CHAIN 3.8%
Wal-Mart Stores, Inc.                                    50,020      3,451,380

RETAIL - RESTAURANT 0.4%
McDonald's Corporation                                    4,900        327,687

RETAIL - SPECIALTY 4.7%
Gap, Inc.                                                32,500      1,954,062
The Home Depot, Inc.                                     51,610      2,245,035
                                                                   -----------
                                                                     4,199,097
SOAP & CLEANING PREPARATION 1.2%
Colgate Palmolive Company                                 2,100        185,587
The Procter & Gamble Company                              9,600        853,200
                                                                   -----------
                                                                     1,038,787
TELECOMMUNICATION EQUIPMENT 1.8%
Lucent Technologies, Inc.                                18,200      1,459,412
Northern Telecom, Ltd.                                    4,700        201,219
                                                                   -----------
                                                                     1,660,631
TELECOMMUNICATION SERVICE 7.4%
AT&T Corporation                                         13,000        809,250
AirTouch Communications, Inc. (b)                         4,100        229,600
Bell Atlantic Corporation                                11,200        595,000
MCI WorldCom, Inc. (b)                                   67,770      3,744,293
MediaOne Group, Inc.                                     24,400      1,032,425
Sprint Corporation                                        3,100        237,925
                                                                   -----------
                                                                     6,648,493
TELEPHONE 2.5%
Ameritech Corporation                                     7,900        426,106
BellSouth Corporation                                     7,100        566,669

-------------------------------------------------------------------------------
===============================================================================
                     STRONG BLUE CHIP 100 FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
GTE Corporation                                           6,900    $   404,944
SBC Communications, Inc.                                 14,100        653,006
US WEST, Inc.                                             3,600        206,550
                                                                   -----------
                                                                     2,257,275
TOBACCO 4.2%
Philip Morris Companies, Inc.                            74,000      3,783,250
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $81,939,624)                              89,136,298
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 4.75%        $    100            100
General Mills, Inc., 4.83%                                  900            900
Pitney Bowes Credit Corporation, 4.83%                  493,500        493,500
Sara Lee Corporation, 4.82%                             148,900        148,900
Warner Lambert Company, 4.75%                           117,100        117,100
Wisconsin Electric Power Company, 4.75%                 147,100        147,100
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $907,600)                           907,600
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $82,847,224) 100.1%           90,043,898
Other Assets and Liabilities, Net (0.1%)                              (135,600)
------------------------------------------------------------------------------
Net Assets 100.0%                                                  $89,908,298
==============================================================================


===============================================================================
                           STRONG EQUITY INCOME FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 94.5%
AEROSPACE & DEFENSE 1.3%
The Boeing Company                                        6,900    $   258,750
Northrop Grumman Corporation                              9,700        773,575
United Technologies Corporation                          11,500      1,095,375
                                                                   -----------
                                                                     2,127,700
AUTOMOBILE 0.9%
Ford Motor Company                                       28,700      1,556,975

BANK - MONEY CENTER 4.1%
BankAmerica Corporation                                  39,500      2,268,781
The Chase Manhattan Corporation                          25,900      1,471,444
Citigroup, Inc.                                          48,999      2,306,015
First Union Corporation                                  17,100        991,800
                                                                   -----------
                                                                     7,038,040
BANK - SUPER REGIONAL 4.0%
The Bank of New York Company, Inc.                       29,600        934,250
Bank One Corporation                                      8,600        420,325
Comerica, Inc.                                           24,300      1,567,350
Mellon Bank Corporation                                  34,500      2,074,313
Norwest Corporation                                      20,300        754,906
US Bancorp                                               10,500        383,250
Wells Fargo & Company                                     2,000        740,000
                                                                   -----------
                                                                     6,874,394
BEVERAGE - ALCOHOLIC 0.4%
Anheuser-Busch Companies, Inc.                           10,500        624,094

BEVERAGE - SOFT DRINK 1.1%
The Coca-Cola Company                                    18,200      1,230,775
PepsiCo, Inc.                                            20,200        681,750
                                                                   -----------
                                                                     1,912,525
BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Morgan Stanley, Dean Witter & Company                     4,500        291,375

COMMERCIAL SERVICE 1.5%
Avery Dennison Corporation                               16,800        696,150
The Interpublic Group of Companies, Inc.                 30,900      1,807,650
                                                                   -----------
                                                                     2,503,800
COMPUTER - MAINFRAME 2.6%
International Business Machines Corporation              29,500      4,378,906

COSMETIC & PERSONAL CARE 0.8%
The Gillette Company                                     23,000      1,033,562
Estee Lauder Companies, Inc. Class A                      5,700        373,706
                                                                   -----------
                                                                     1,407,268
DIVERSIFIED OPERATIONS 3.5%
Allied Signal, Inc.                                      16,900        658,044
E.I. Du Pont de Nemours & Company                        18,300      1,052,250
Textron, Inc.                                            21,900      1,628,812
Tyco International, Ltd.                                 41,700      2,582,794
                                                                   -----------
                                                                     5,921,900
ELECTRIC POWER 1.9%
Duke Energy Company                                      17,200      1,112,625
PECO Energy Company                                      12,000        464,250
The Southern Company                                     31,200        879,450
UNICOM Corporation                                       20,200        761,287
                                                                   -----------
                                                                     3,217,612
ELECTRICAL EQUIPMENT 4.9%
Emerson Electric Company                                 17,000      1,122,000
General Electric Company                                 82,200      7,192,500
                                                                   -----------
                                                                     8,314,500
ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.2%
Motorola, Inc.                                            6,800        353,600

FINANCE - MISCELLANEOUS 1.4%
American Express Company                                 12,100      1,069,338
SunAmerica, Inc.                                         17,500      1,233,750
                                                                   -----------
                                                                     2,303,088
FOOD 2.0%
Bestfoods                                                16,000        872,000
Dean Foods Company                                       21,400      1,003,125
Sara Lee Corporation                                     10,300        614,781
Unilever NV                                              12,800        963,200
                                                                   -----------
                                                                     3,453,106
HEALTHCARE - DRUG/DIVERSIFIED 12.3%
Abbott Laboratories                                      10,500        492,844
American Home Products Corporation                       31,100      1,516,125
Bristol-Myers Squibb Company                             24,500      2,708,781
Johnson & Johnson                                        21,100      1,719,650
Eli Lilly & Company                                      26,900      2,177,219
Merck & Company, Inc.                                    23,000      3,110,750
Pfizer, Inc.                                             33,100      3,552,044
Schering-Plough Corporation                              27,500      2,829,062
SmithKline Beecham PLC Sponsored ADR                     13,300        847,875
Warner-Lambert Company                                   25,200      1,975,050
                                                                   -----------
                                                                    20,929,400
HEALTHCARE - MEDICAL SUPPLY 2.6%
Becton, Dickinson & Company                              45,800      1,929,325
McKesson Corporation                                     33,600      2,587,200
                                                                   -----------
                                                                     4,516,525
HOUSING RELATED 1.0%
Masco Corporation                                        62,200      1,753,262

INSURANCE - DIVERSIFIED 0.5%
Marsh & McLennan Companies, Inc.                         14,850        824,175

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                     STRONG EQUITY INCOME FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY 2.4%
The Allstate Corporation                                 29,400   $  1,266,038
American International Group, Inc.                       22,375      1,907,469
Chubb Corporation                                        15,800        971,700
                                                                  ------------
                                                                     4,145,207
LEISURE PRODUCT 0.2%
Eastman Kodak Company                                     5,000        387,500

LEISURE SERVICE 0.4%
The Walt Disney Company                                  23,900        643,806

MACHINERY - MISCELLANEOUS 1.0%
Cooper Industries, Inc.                                   7,800        344,175
Ingersoll-Rand Company                                   25,200      1,272,600
                                                                  ------------
                                                                     1,616,775
MEDIA - PUBLISHING 3.4%
Gannett Company, Inc.                                    17,000      1,051,875
McGraw-Hill, Inc.                                        18,300      1,645,856
Time Warner, Inc.                                        33,700      3,127,781
                                                                  ------------
                                                                     5,825,512
MEDIA - RADIO/TV 0.8%
CBS Corporation                                          19,200        536,400
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                           22,800        867,825
                                                                  ------------
                                                                     1,404,225
METAL PRODUCTS & FABRICATION 0.5%
Illinois Tool Works, Inc.                                12,600        807,975

MORTGAGE & RELATED SERVICE 2.8%
Federal Home Loan Mortgage Corporation                   46,000      2,645,000
Federal National Mortgage Association                    30,000      2,124,375
                                                                  ------------
                                                                     4,769,375
OFFICE AUTOMATION 2.1%
Pitney Bowes, Inc.                                       38,000      2,092,375
Xerox Corporation                                        15,300      1,482,188
                                                                  ------------
                                                                     3,574,563
OIL - INTERNATIONAL INTEGRATED 5.9%
British Petroleum PLC ADR                                 9,000        795,938
Chevron Corporation                                      18,900      1,540,350
Conoco, Inc. Class A (b)                                 17,800        442,775
Exxon Corporation                                        34,300      2,443,875
Mobil Corporation                                        18,100      1,369,944
Royal Dutch Petroleum Company - New York
  Registry Shares                                        55,400      2,728,450
Texaco, Inc.                                             12,100        717,681
                                                                  ------------
                                                                    10,039,013
OIL - NORTH AMERICAN INTEGRATED 0.7%
USX-Marathon Group                                       28,900        944,669
Valero Energy Corporation                                 7,300        182,500
                                                                  ------------
                                                                     1,127,169
PAPER & FOREST PRODUCTS 0.5%
The Mead Corporation                                     26,800        847,550

PERSONAL & COMMERCIAL LENDING 1.6%
Associates First Capital Corporation                     23,761      1,675,151
Household International, Inc.                            29,332      1,072,451
                                                                  ------------
                                                                     2,747,602
PRECIOUS METAL/GEM/STONE 0.2%
Barrick Gold Corporation                                 16,300        348,412

REAL ESTATE 0.5%
Bradley Real Estate, Inc.                                28,100        590,100
Duke Realty Investments, Inc.                            13,400        319,925
                                                                  ------------
                                                                       910,025
RETAIL - DRUG STORE 2.3%
Rite Aid Corporation                                     54,200      2,151,062
Walgreen Company                                         36,000      1,752,750
                                                                  ------------
                                                                     3,903,812
RETAIL - FOOD CHAIN 1.1%
The Kroger Company (b)                                   35,100      1,948,050

RETAIL - MAJOR CHAIN 3.0%
Dayton Hudson Corporation                                38,800      1,644,150
Wal-Mart Stores, Inc.                                    51,200      3,532,800
                                                                  ------------
                                                                     5,176,950
RETAIL - RESTAURANT 0.5%
McDonald's Corporation                                   13,500        902,813

RETAIL - SPECIALTY 3.4%
Gap, Inc.                                                11,700        703,462
The Home Depot, Inc.                                     51,100      2,222,850
Lowe's Companies, Inc.                                   45,300      1,526,044
Tandy Corporation                                        28,700      1,422,444
                                                                  ------------
                                                                     5,874,800
SOAP & CLEANING PREPARATION 3.0%
Clorox Company                                           21,100      2,305,175
The Procter & Gamble Company                             32,300      2,870,662
                                                                  ------------
                                                                     5,175,837
STEEL 0.1%
USX-US Steel Group                                       10,300        239,475

TELECOMMUNICATION SERVICE 6.8%
AT&T Corporation                                         42,500      2,645,625
AirTouch Communications, Inc. (b)                        10,800        604,800
Bell Atlantic Corporation                                36,500      1,939,063
MCI WorldCom, Inc. (b)                                   76,448      4,223,752
Sprint Corporation                                       28,900      2,218,075
                                                                  ------------
                                                                    11,631,315
TELEPHONE 2.8%
Ameritech Corporation                                    10,600        571,738
BellSouth Corporation                                    27,000      2,154,938
SBC Communications, Inc.                                 38,500      1,783,031
US WEST, Inc.                                             5,900        338,512
                                                                  ------------
                                                                     4,848,219
TOBACCO 1.3%
Philip Morris Companies, Inc.                            45,000      2,300,625
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $126,822,625)                            161,498,850
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 2.0%
Corning LP 6.00% Monthly Income Securities                9,300        535,331
Houston Industries, Inc. 7.00% Automatic Common
  Exchange Securities                                    30,000      2,431,875
Ralston Purina Company 7.00% Stock Appreciation
  Income-Linked Securities                               10,000        495,625
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,544,001)                 3,462,831
------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.1%
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                        $  410,000        378,738
Loews Corporation Exchangeable Subordinated
  Notes, 3.125%, Due 9/15/07 (Exchangeable into
  Diamond Offshore Drilling, Inc. Common Stock)         500,000        415,000
World Color Press, Inc. Senior Subordinated Notes,
  6.00%, Due 10/10/07                                 1,000,000      1,000,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $1,937,522)                            1,793,738
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================
                     STRONG EQUITY INCOME FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 2.6%
COMMERCIAL PAPER
INTEREST-BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 4.75%      $  867,000   $    867,000
General Mills, Inc., 4.83%                            1,228,300      1,228,300
Pitney Bowes Credit Corporation, 4.83%                  817,000        817,000
Warner Lambert Company, 4.75%                           856,100        856,100
Wisconsin Electric Power Company, 4.75%                 601,500        601,500
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,369,900)                       4,369,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $135,674,048) 100.2%         171,125,319
Other Assets and Liabilities, Net (0.2%)                              (369,418)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $170,755,901
==============================================================================


===============================================================================
                         STRONG GROWTH AND INCOME FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 99.8%
AEROSPACE & DEFENSE 1.2%
The Boeing Company                                       16,100    $   603,750
Northrop Grumman Corporation                             22,700      1,810,325
United Technologies Corporation                          26,500      2,524,125
                                                                   -----------
                                                                     4,938,200
AUTOMOBILE 0.7%
Ford Motor Company                                       52,200      2,831,850

BANK - MONEY CENTER 3.8%
BankAmerica Corporation                                  90,500      5,198,094
The Chase Manhattan Corporation                          57,000      3,238,313
Citigroup, Inc.                                          92,950      4,374,459
First Union Corporation                                  39,100      2,267,800
                                                                   -----------
                                                                    15,078,666
BANK - SUPER REGIONAL 3.3%
The Bank of New York Company, Inc.                       57,100      1,802,219
Bank One Corporation                                     20,000        977,500
Comerica, Inc.                                           39,450      2,544,525
Fleet Financial Group, Inc.                              40,000      1,597,500
Mellon Bank Corporation                                  60,000      3,607,500
Norwest Corporation                                      54,000      2,008,125
US Bancorp                                               24,400        890,600
                                                                   -----------
                                                                    13,427,969
BEVERAGE - ALCOHOLIC 0.4%
Anheuser-Busch Companies, Inc.                           24,000      1,426,500

BEVERAGE - SOFT DRINK 2.0%
The Coca-Cola Company                                    85,800      5,802,225
PepsiCo, Inc.                                            58,000      1,957,500
                                                                   -----------
                                                                     7,759,725
BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Morgan Stanley, Dean Witter & Company                    10,300        666,925

COMMERCIAL SERVICE 0.5%
The Interpublic Group of Companies, Inc.                 36,950      2,161,575

COMPUTER - MAINFRAME 2.8%
International Business Machines Corporation              75,000     11,132,813

COMPUTER - PERIPHERAL EQUIPMENT 0.3%
EMC Communications Corporation (b)                       18,000      1,158,750

COMPUTER - PERSONAL & WORKSTATION 2.1%
Compaq Computer Corporation                              52,500      1,660,313
Dell Computer Corporation (b)                            66,400      4,357,500
Sun Microsystems, Inc. (b)                               38,500      2,242,625
                                                                   -----------
                                                                     8,260,438
COMPUTER SOFTWARE 5.7%
America Online, Inc. (b)                                 23,400      2,973,263
BMC Software, Inc. (b)                                   20,000        961,250
Cisco Systems, Inc. (b)                                 103,800      6,539,400
Microsoft Corporation (b)                               114,300     12,101,513
                                                                   -----------
                                                                    22,575,426
COSMETIC & PERSONAL CARE 0.9%
The Gillette Company                                     60,600      2,723,212
Estee Lauder Companies, Inc. Class A                     13,200        865,425
                                                                   -----------
                                                                     3,588,637
DIVERSIFIED OPERATIONS 3.7%
Allied Signal, Inc.                                      26,500      1,031,844
E.I. Du Pont de Nemours & Company                        31,200      1,794,000
Textron, Inc.                                            37,200      2,766,750
Tyco International, Ltd.                                146,052      9,046,095
                                                                   -----------
                                                                    14,638,689
ELECTRIC POWER 1.2%
Duke Energy Company                                      30,000      1,940,625
PECO Energy Company                                      28,000      1,083,250
UNICOM Corporation                                       46,300      1,744,931
                                                                   -----------
                                                                     4,768,806
ELECTRICAL EQUIPMENT 4.7%
Emerson Electric Company                                 28,000      1,848,000
General Electric Company                                191,500     16,756,250
                                                                   -----------
                                                                    18,604,250
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.1%
Intel Corporation                                        85,400      7,616,612
Motorola, Inc.                                           16,000        832,000
                                                                   -----------
                                                                     8,448,612
FINANCE - MISCELLANEOUS 1.2%
American Express Company                                 30,800      2,721,950
SunAmerica, Inc.                                         29,300      2,065,650
                                                                   -----------
                                                                     4,787,600
FOOD 1.2%
Bestfoods                                                27,200      1,482,400
Sara Lee Corporation                                     14,000        835,625
Unilever NV                                              31,300      2,355,325
                                                                   -----------
                                                                     4,673,350
HEALTHCARE - DRUG/DIVERSIFIED 11.7%
Abbott Laboratories                                      26,000      1,220,375
American Home Products Corporation                       71,500      3,485,625
Bristol-Myers Squibb Company                             47,100      5,207,494
Johnson & Johnson                                        63,600      5,183,400
Eli Lilly & Company                                      48,600      3,933,562
Merck & Company, Inc.                                    43,000      5,815,750
Pfizer, Inc.                                             64,000      6,868,000
Schering-Plough Corporation                              62,400      6,419,400
SmithKline Beecham PLC Sponsored ADR                     31,000      1,976,250
Warner-Lambert Company                                   85,500      6,701,063
                                                                   -----------
                                                                    46,810,919
HEALTHCARE - MEDICAL SUPPLY 3.1%
Becton, Dickinson & Company                              98,600      4,153,525
Cardinal Health, Inc.                                    31,500      2,978,719
McKesson Corporation                                     68,300      5,259,100
                                                                   -----------
                                                                    12,391,344
HOUSING RELATED 0.8%
Masco Corporation                                       120,000      3,382,500

INSURANCE - DIVERSIFIED 0.3%
Marsh & McLennan Companies, Inc.                         24,900      1,381,950

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                   STRONG GROWTH AND INCOME FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY 1.9%
The Allstate Corporation                                 50,000   $  2,153,125
American International Group, Inc.                       43,100      3,674,275
Chubb Corporation                                        27,200      1,672,800
                                                                  ------------
                                                                     7,500,200
LEISURE PRODUCT 0.2%
Eastman Kodak Company                                    12,000        930,000

LEISURE SERVICE 0.4%
The Walt Disney Company                                  55,900      1,505,806

MACHINERY - MISCELLANEOUS 0.5%
Ingersoll-Rand Company                                   39,900      2,014,950

MEDIA - PUBLISHING 2.8%
Gannett Company, Inc.                                    21,300      1,317,937
McGraw-Hill, Inc.                                        37,300      3,354,669
Time Warner, Inc.                                        71,400      6,626,813
                                                                  ------------
                                                                    11,299,419
MEDIA - RADIO/TV 2.8%
CBS Corporation                                          62,600      1,748,887
Clear Channel Communications, Inc. (b)                   90,000      4,100,625
Cox Communications, Inc. Class A (b)                     50,000      2,743,750
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                           38,400      1,461,600
Viacom International, Inc.                               21,000      1,257,375
                                                                  ------------
                                                                    11,312,237
METAL PRODUCTS & FABRICATION 0.4%
Illinois Tool Works, Inc.                                25,600      1,641,600

METALS & MINING 0.5%
Aluminum Company of America                              25,000      1,981,250

MORTGAGE & RELATED SERVICE 2.7%
Federal Home Loan Mortgage Corporation                   93,300      5,364,750
Federal National Mortgage Association                    75,900      5,374,669
                                                                  ------------
                                                                    10,739,419
OFFICE AUTOMATION 1.7%
Pitney Bowes, Inc.                                       65,500      3,606,594
Xerox Corporation                                        32,300      3,129,063
                                                                  ------------
                                                                     6,735,657
OIL - INTERNATIONAL INTEGRATED 5.3%
British Petroleum PLC ADR                                21,500      1,901,406
Chevron Corporation                                      35,700      2,909,550
Conoco, Inc. Class A (b)                                 40,800      1,014,900
Exxon Corporation                                        79,000      5,628,750
Mobil Corporation                                        38,400      2,906,400
Royal Dutch Petroleum Company - New York
  Registry Shares                                       103,720      5,108,210
Texaco, Inc.                                             27,000      1,601,437
                                                                  ------------
                                                                    21,070,653
OIL - NORTH AMERICAN INTEGRATED 0.1%
Valero Energy Corporation                                17,000        425,000

PAPER & FOREST PRODUCTS 0.3%
Georgia-Pacific Corporation                              24,500      1,267,875

PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation                     52,205      3,680,453
Household International, Inc.                            66,798      2,442,302
                                                                  ------------
                                                                     6,122,755
POLLUTION CONTROL 0.3%
Waste Management, Inc.                                   22,265      1,004,708

RETAIL - DEPARTMENT STORE 0.7%
Fred Meyer, Inc. (b)                                     51,000      2,718,937

RETAIL - DRUG STORE 2.3%
CVS Corporation                                          61,000      2,786,937
Rite Aid Corporation                                     93,200      3,698,875
Walgreen Company                                         51,400      2,502,537
                                                                  ------------
                                                                     8,988,349
RETAIL - FOOD CHAIN 1.6%
The Kroger Company (b)                                   33,300      1,848,150
Safeway, Inc. (b)                                        93,500      4,470,469
                                                                  ------------
                                                                     6,318,619
RETAIL - MAJOR CHAIN 2.4%
Dayton Hudson Corporation                                76,000      3,220,500
Wal-Mart Stores, Inc.                                    89,500      6,175,500
                                                                  ------------
                                                                     9,396,000
RETAIL - RESTAURANT 0.5%
McDonald's Corporation                                   31,000      2,073,125

RETAIL - SPECIALTY 3.1%
Gap, Inc.                                                20,000      1,202,500
The Home Depot, Inc.                                    106,500      4,632,750
Lowe's Companies, Inc.                                  108,300      3,648,356
Tandy Corporation                                        58,500      2,899,406
                                                                  ------------
                                                                    12,383,012
SOAP & CLEANING PREPARATION 2.5%
Clorox Company                                           40,000      4,370,000
The Procter & Gamble Company                             64,200      5,705,775
                                                                  ------------
                                                                    10,075,775
STEEL 0.1%
USX-US Steel Group                                       23,500        546,375

TELECOMMUNICATION EQUIPMENT 1.4%
Lucent Technologies, Inc.                                67,300      5,396,619

TELECOMMUNICATION SERVICE 6.7%
AT&T Corporation                                         84,000      5,229,000
AirTouch Communications, Inc. (b)                        18,500      1,036,000
Bell Atlantic Corporation                                78,500      4,170,312
MCI WorldCom, Inc. (b)                                  169,153      9,345,703
MediaOne Group, Inc.                                     60,500      2,559,906
Sprint Corporation                                       57,500      4,413,125
                                                                  ------------
                                                                    26,754,046
TELEPHONE 1.9%
Ameritech Corporation                                    18,200        981,663
BellSouth Corporation                                    25,500      2,035,219
SBC Communications, Inc.                                 82,100      3,802,256
US WEST, Inc.                                            13,500        774,563
                                                                  ------------
                                                                     7,593,701
TOBACCO 1.3%
Philip Morris Companies, Inc.                           103,100      5,270,987
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $322,187,371)                            397,962,568
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.83%                               $  100            100
Pitney Bowes Credit Corporation, 4.83%                    2,000          2,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,100)                               2,100
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $322,189,471) 99.8%          397,964,668
Other Assets and Liabilities, Net 0.2%                                 923,193
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $398,887,861
==============================================================================

-------------------------------------------------------------------------------
===============================================================================
                         STRONG LIMITED RESOURCES FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 92.5%
CHEMICAL - SPECIALTY 4.9%
Cabot Corporation                                         5,000     $  140,312
Praxair, Inc.                                             2,500        100,625
                                                                    ----------
                                                                       240,937
DIVERSIFIED OPERATIONS 3.5%
E.I. Du Pont de Nemours & Company                         3,000        172,500

ELECTRIC POWER 2.6%
Duke Energy Company                                       2,000        129,375

METALS & MINING 2.1%
Aluminum Company of America                               1,300        103,025

NATURAL GAS DISTRIBUTION 16.7%
Coastal Corporation                                       5,800        204,450
Enron Corporation                                         3,500        184,625
KN Energy, Inc.                                           4,500        223,594
Questar Corporation                                      10,800        212,625
                                                                    ----------
                                                                       825,294
OIL - INTERNATIONAL INTEGRATED 12.9%
Chevron Corporation                                       3,400        277,100
Mobil Corporation                                         2,300        174,081
YPF Sociedad Anonima ADR                                  6,400        185,200
                                                                    ----------
                                                                       636,381
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 21.1%
Anadarko Petroleum Corporation                            3,500        118,562
Burlington Resources, Inc.                                3,500        144,156
Devon Energy Corporation                                  3,500        118,563
Enron Oil & Gas Company                                   4,500         75,094
Gulf Canada Resources, Ltd. ADR (b)                      40,000        150,000
Noble Affiliates, Inc.                                    5,500        180,125
Ocean Energy, Inc. (b)                                    8,000        100,000
Snyder Oil Corporation                                   10,000        159,375
                                                                    ----------
                                                                     1,045,875
OIL - NORTH AMERICAN INTEGRATED 7.4%
Amerada Hess Corporation                                  2,800        154,700
Transmontaigne, Inc. (b)                                 13,500        210,094
                                                                    ----------
                                                                       364,794
OIL WELL EQUIPMENT & SERVICE 13.9%
Cooper Cameron Corporation (b)                            4,000        139,000
Halliburton Company                                       3,000        107,812
Nabors Industries, Inc. (b)                               7,500        138,750
Schlumberger, Ltd.                                        2,300        120,750
Smith International, Inc. (b)                             5,000        179,688
                                                                    ----------
                                                                       686,000
PAPER & FOREST PRODUCTS 7.4%
Kimberly-Clark Corporation                                3,600        173,700
Willamette Industries, Inc.                               6,200        192,200
                                                                    ----------
                                                                       365,900
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,218,407)                                4,570,081
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 4.75%        $ 65,100         65,100
General Mills, Inc., 4.83%                               71,900         71,900
Pitney Bowes Credit Corporation, 4.83%                   92,700         92,700
Warner Lambert Company, 4.75%                           105,300        105,300
Wisconsin Electric Power Company, 4.75%                  28,300         28,300
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $363,300)                           363,300
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $5,581,707) 99.8%              4,933,381
Other Assets and Liabilities, Net 0.2%                                  12,362
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $4,945,743
==============================================================================


===============================================================================
                           STRONG TOTAL RETURN FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 87.9%
BANK - MONEY CENTER 2.1%
The Chase Manhattan Corporation                         160,000    $ 9,090,000
Citigroup, Inc.                                         185,000      8,706,562
                                                                   -----------
                                                                    17,796,562
BANK - REGIONAL 2.8%
Fifth Third Bancorp                                     185,000     12,256,250
Northern Trust Company                                  160,000     11,800,000
                                                                   -----------
                                                                    24,056,250
BANK - SUPER REGIONAL 2.9%
The Bank of New York Company, Inc.                       50,000      1,578,125
Norwest Corporation                                     210,000      7,809,375
US Bancorp                                               95,000      3,467,500
Wachovia Corporation                                    135,000     12,268,125
                                                                   -----------
                                                                    25,123,125
BEVERAGE - ALCOHOLIC 1.0%
Anheuser-Busch Companies, Inc.                          140,000      8,321,250

BEVERAGE - SOFT DRINK 0.7%
The Coca-Cola Company                                    95,000      6,424,375

BROKERAGE & INVESTMENT MANAGEMENT 0.8%
The Charles Schwab Corporation                           50,000      2,396,875
Morgan Stanley, Dean Witter & Company                    75,000      4,856,250
                                                                   -----------
                                                                     7,253,125
COMPUTER - MAINFRAME 2.7%
International Business Machines Corporation             140,000     20,781,250
Unisys Corporation (b)                                  100,000      2,662,500
                                                                   -----------
                                                                    23,443,750
COMPUTER - PERIPHERAL EQUIPMENT 1.2%
EMC Communications Corporation (b)                      165,000     10,621,875

COMPUTER - PERSONAL & WORKSTATION 2.4%
Apple Computer, Inc. (b)                                 40,000      1,485,000
Dell Computer Corporation (b)                           230,000     15,093,750
Sun Microsystems, Inc. (b)                               75,000      4,368,750
                                                                   -----------
                                                                    20,947,500
COMPUTER SOFTWARE 6.4%
America Online, Inc. (b)                                 75,000      9,529,687
Ascend Communications, Inc. (b)                          55,000      2,653,750
Cisco Systems, Inc. (b)                                 230,000     14,490,000
Microsoft Corporation (b)                               240,000     25,410,000
Oracle Systems Corporation (b)                           90,000      2,660,625
                                                                   -----------
                                                                    54,744,062
COSMETIC & PERSONAL CARE 0.1%
The Gillette Company                                     20,000        898,750

DIVERSIFIED OPERATIONS 2.6%
E.I. Du Pont de Nemours & Company                       130,000      7,475,000
Monsanto Company                                        275,000     11,171,875
Tyco International, Ltd.                                 65,000      4,025,938
                                                                   -----------
                                                                    22,672,813
ELECTRIC POWER 0.9%
DQE, Inc.                                               100,000      3,943,750
Duke Energy Company                                      40,000      2,587,500
PECO Energy Company                                      40,000      1,547,500
                                                                   -----------
                                                                     8,078,750
ELECTRICAL EQUIPMENT 3.0%
General Electric Company                                300,000     26,250,000

ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.3%
Intel Corporation                                       171,000     15,251,063
Micron Technology, Inc. (b)                             130,000      4,940,000
                                                                   -----------
                                                                    20,191,063

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                     STRONG TOTAL RETURN FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
FINANCE - MISCELLANEOUS 1.3%
American Express Company                                125,000   $ 11,046,875

FOOD 0.7%
Campbell Soup Company                                    40,000      2,132,500
H.J. Heinz Company                                       35,000      2,034,375
Sara Lee Corporation                                     35,000      2,089,062
                                                                  ------------
                                                                     6,255,937
HEALTHCARE - BIOMEDICAL/GENETIC 0.7%
Amgen, Inc. (b)                                          80,000      6,285,000

HEALTHCARE - DRUG/DIVERSIFIED 9.0%
Abbott Laboratories                                     110,000      5,163,125
Johnson & Johnson                                       110,000      8,965,000
Eli Lilly & Company                                     135,000     10,926,562
Merck & Company, Inc.                                    70,000      9,467,500
Pfizer, Inc.                                             90,000      9,658,125
Schering-Plough Corporation                             180,000     18,517,500
Warner-Lambert Company                                  190,000     14,891,250
                                                                  ------------
                                                                    77,589,062
HEALTHCARE - INSTRUMENTATION 1.0%
Medtronic, Inc.                                         130,000      8,450,000

HEALTHCARE - MEDICAL SUPPLY 3.7%
Becton, Dickinson & Company                             250,000     10,531,250
Cardinal Health, Inc.                                    90,000      8,510,625
McKesson Corporation                                    170,000     13,090,000
                                                                  ------------
                                                                    32,131,875
HEALTHCARE - PATIENT CARE 0.1%
Columbia/HCA Healthcare Corporation                      25,000        525,000

HEALTHCARE - PRODUCT 0.4%
Allergan, Inc.                                           60,000      3,746,250

MEDIA - PUBLISHING 1.4%
Time Warner, Inc.                                       130,000     12,065,625

MEDIA - RADIO/TV 0.7%
CBS Corporation                                          75,000      2,095,312
Viacom International, Inc.                               60,000      3,592,500
                                                                  ------------
                                                                     5,687,812
METALS & MINING 0.9%
Aluminum Company of America                              95,000      7,528,750

MORTGAGE & RELATED SERVICE 2.7%
Federal Home Loan Mortgage Corporation                  250,000     14,375,000
Federal National Mortgage Association                   130,000      9,205,625
                                                                  ------------
                                                                    23,580,625
NATURAL GAS DISTRIBUTION 0.6%
Coastal Corporation                                      65,500      2,308,875
Enron Corporation                                        50,000      2,637,500
                                                                  ------------
                                                                     4,946,375
OFFICE AUTOMATION 0.5%
Xerox Corporation                                        40,000      3,875,000

OIL - INTERNATIONAL INTEGRATED 4.5%
Chevron Corporation                                     100,000      8,150,000
Exxon Corporation                                       180,000     12,825,000
Mobil Corporation                                       110,000      8,325,625
Texaco, Inc.                                            155,000      9,193,437
                                                                  ------------
                                                                    38,494,062
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.2%
Anadarko Petroleum Corporation                           20,000        677,500
Apache Corporation                                       30,000        849,375
                                                                  ------------
                                                                     1,526,875
OIL - NORTH AMERICAN INTEGRATED 0.8%
Tosco Corporation                                       245,000      6,875,313

OIL WELL EQUIPMENT & SERVICE 1.7%
Cooper Cameron Corporation (b)                           40,000      1,390,000
Halliburton Company                                     130,000      4,671,875
Schlumberger, Ltd.                                      170,000      8,925,000
                                                                  ------------
                                                                    14,986,875
PAPER & FOREST PRODUCTS 0.6%
Kimberly-Clark Corporation                               60,000      2,895,000
The Mead Corporation                                     70,000      2,213,750
                                                                  ------------
                                                                     5,108,750
PRECIOUS METAL/GEM/STONE 0.3%
Barrick Gold Corporation                                 85,000      1,816,875
Homestake Mining Company                                 30,000        356,250
Newmont Mining Company                                   30,000        637,500
                                                                  ------------
                                                                     2,810,625
REAL ESTATE 0.1%
Patriot American Hospitality, Inc.                       51,900        460,613

RETAIL - DEPARTMENT STORE 2.9%
Kohl's Corporation (b)                                  370,000     17,690,625
Fred Meyer, Inc. (b)                                    135,000      7,197,188
                                                                  ------------
                                                                    24,887,813
RETAIL - DRUG STORE 3.1%
CVS Corporation                                         310,000     14,163,125
Walgreen Company                                        255,000     12,415,313
                                                                  ------------
                                                                    26,578,438
RETAIL - FOOD CHAIN 3.9%
Albertson's, Inc.                                       100,000      5,556,250
The Kroger Company (b)                                  160,000      8,880,000
Safeway, Inc. (b)                                       409,000     19,555,312
                                                                  ------------
                                                                    33,991,562
RETAIL - MAJOR CHAIN 2.6%
Dayton Hudson Corporation                                75,000      3,178,125
Wal-Mart Stores, Inc.                                   275,000     18,975,000
                                                                  ------------
                                                                    22,153,125
RETAIL - RESTAURANT 0.7%
McDonald's Corporation                                   85,000      5,684,375

RETAIL - SPECIALTY 0.9%
The Home Depot, Inc.                                    175,000      7,612,500

TELECOMMUNICATION 0.6%
GTE Corporation                                          80,000      4,695,000

TELECOMMUNICATION EQUIPMENT 1.7%
Lucent Technologies, Inc.                               150,000     12,028,125
Nokia Corporation Sponsored ADR                          30,000      2,791,875
                                                                  ------------
                                                                    14,820,000
TELECOMMUNICATION SERVICE 3.9%
Bell Atlantic Corporation                                30,000      1,593,750
MCI WorldCom, Inc. (b)                                  440,000     24,310,000
Sprint Corporation                                      100,000      7,675,000
                                                                  ------------
                                                                    33,578,750
TELEPHONE 2.3%
Ameritech Corporation                                   120,000      6,472,500
BellSouth Corporation                                   140,000     11,173,750
SBC Communications, Inc.                                 50,000      2,315,625
                                                                  ------------
                                                                    19,961,875
TOBACCO 1.5%
Philip Morris Companies, Inc.                           255,000     13,036,875
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $613,313,574)                            757,800,862
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 3.9%
CVS Automatic Common Exchange Securities Trust
  (Exchangeable into CVS Corporation Common Stock)
  6.00% Automatic Common Exchange Securities             60,000      5,160,000
Chancellor Media Corporation 6.00% (Acquired
  6/11/97; Cost $3,000,000) (d)                          60,000      4,560,000

-------------------------------------------------------------------------------
===============================================================================
                     STRONG TOTAL RETURN FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Houston Industries, Inc. 7.00% Automatic
  Common Exchange Securities                            150,000   $ 12,159,375
McKesson Financing Trust 5.00%                           10,000      1,065,000
McKesson Financing Trust 5.00% (Acquired
  2/13/97; Cost $2,500,000) (d)                          50,000      5,325,000
Merrill Lynch & Company, Inc. Structured Yield
  Product (Exchangeable for Cox Communications,
  Inc. Common Stock), 6.00%, Due 6/01/99                125,000      5,640,625
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,781,243)               33,910,000
------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.8%
The Home Depot, Inc. Subordinated Notes, 3.25%,
  Due 10/01/01                                      $ 2,000,000      3,752,500
Rite Aid Corporation Subordinated Notes, 5.25%,
  Due 9/15/02                                         1,000,000      1,267,500
Rite Aid Corporation Subordinated Notes, 5.25%,
  Due 9/15/02 (Acquired 10/29/97;
  Cost $2,122,500) (d)                                2,000,000      2,535,000
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 9/12/95 - 10/07/97;
  Cost $3,814,375) (d)                                3,500,000      7,778,750
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $9,056,376)                           15,333,750
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.8%
COMMERCIAL PAPER 0.6%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.83%                            2,023,100      2,023,100
Pitney Bowes Credit Corporation, 4.83%                1,644,100      1,644,100
Sara Lee Corporation, 4.82%                           1,313,900      1,313,900
Warner Lambert Company, 4.75%                           578,200        578,200
                                                                  ------------
                                                                     5,559,300
REPURCHASE AGREEMENTS 5.2%
ABN-AMRO Chicago Corporation (Dated 10/30/98),
  5.40%, Due 11/02/98 (Repurchase proceeds
  $44,620,070); Collateralized by: $50,475,000 FNMA
  Medium Term Notes, Zero % - 5.91%, Due
  6/29/01 - 2/04/13 (Market Value $35,569,651);
  $405,000 Federal Home Loan Bank Bonds, 5.16%,
  Due 4/22/02 (Market Value $404,631); and
  $9,140,000 Federal Farm Credit Banks
  Consolidated Systemwide Medium Term Notes,
  6.19%, Due 12/29/00 (Market Value $9,154,807) (e)  44,600,000     44,600,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $50,159,300)                     50,159,300
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $695,310,493) 99.4%          857,203,912
Other Assets and Liabilities, Net 0.6%                               5,443,645
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $862,647,557
==============================================================================


WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------

                                                     Contracts      Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of period                 --      $       --
Options written during the period                      10,000       6,614,369
Options closed                                         (9,800)     (6,359,403)
Options expired                                            --              --
Options exercised                                          --              --
                                                       ------      ----------
Options outstanding at end of period                      200      $  254,966
                                                       ======      ==========

Closed options resulted in a capital loss of $608,894.


WRITTEN OPTIONS DETAIL
------------------------------------------------------------------------------
                                                      Contracts
                                                     (100 Shares      Value
                                                     per Contract)   (Note 2)
------------------------------------------------------------------------------
Microsoft Corporation
(Strike Price is $95.00. Expiration date is 11/20/98.
Premium Received $254,966).                               200       ($237,500)


LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) See Note 2(I) of Notes to Financial Statements.

  Percentages are stated as a percent of net assets.

  See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
October 31, 1998
                                                                     (In Thousands, Except Per Share Amounts)
                                                        STRONG AMERICAN     STRONG ASSET     STRONG BLUE    STRONG EQUITY
                                                        UTILITIES FUND    ALLOCATION FUND   CHIP 100 FUND    INCOME FUND
                                                        ---------------   ---------------   -------------   -------------
ASSETS:
  Investments in Securities, at Value (Cost of $168,830,
    $245,321, $82,847 and $135,674, respectively)          $213,850          $286,630          $90,044        $171,125
  Receivable for Securities Sold                                 52             1,081                7             440
  Receivable for Fund Shares Sold                                52                13              101              --
  Dividends and Interest Receivable                             743             1,983               75             226
  Other Assets                                                   10                12                2              30
                                                           --------          --------          -------        --------
  Total Assets                                              214,707           289,719           90,229         171,821

LIABILITIES:
  Payable for Securities Purchased                              403             1,290              290             985
  Payable for Fund Shares Redeemed                               15                 4               17              31
  Accrued Operating Expenses and Other Liabilities               24                33               14              49
                                                           --------          --------          -------        --------
  Total Liabilities                                             442             1,327              321           1,065
                                                           --------          --------          -------        --------
NET ASSETS                                                 $214,265          $288,392          $89,908        $170,756
                                                           ========          ========          =======        ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)            $160,717          $246,380          $84,543        $136,132
  Accumulated Net Investment Income (Loss)                      539               856               (1)             70
  Accumulated Net Realized Gain (Loss)                        7,989              (230)          (1,831)           (897)
  Net Unrealized Appreciation                                45,020            41,386            7,197          35,451
                                                           --------          --------          -------        --------
  Net Assets                                               $214,265          $288,392          $89,908        $170,756
                                                           ========          ========          =======        ========
Capital Shares Outstanding (Unlimited Number Authorized)     13,137            13,639            6,792           9,926

NET ASSET VALUE PER SHARE                                    $16.31            $21.14           $13.24          $17.20
                                                             ======            ======           ======          ======

                                                                          STRONG GROWTH    STRONG LIMITED   STRONG TOTAL
                                                                         AND INCOME FUND   RESOURCES FUND    RETURN FUND
                                                                         ---------------   --------------   ------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $322,189, $5,582 and $695,310, respectively)                    $397,965           $4,933        $857,204
  Receivable for Securities Sold                                                1,971               --          23,681
  Receivable for Fund Shares Sold                                                   1               --              --
  Dividends and Interest Receivable                                               349                2             455
  Other Assets                                                                    222               25              58
                                                                             --------           ------        --------
  Total Assets                                                                400,508            4,960         881,398

LIABILITIES:
  Payable for Securities Purchased                                              1,532               --          18,435
  Written Options, at Value (Premiums Received of $0,
    $0 and $255, respectively)                                                     --               --             237
  Payable for Fund Shares Redeemed                                                  2               --              --
  Accrued Operating Expenses and Other Liabilities                                 86               14              78
                                                                             --------           ------        --------
  Total Liabilities                                                             1,620               14          18,750
                                                                             --------           ------        --------
NET ASSETS                                                                   $398,888           $4,946        $862,648
                                                                             ========           ======        ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                              $330,939           $6,285        $703,316
  Accumulated Net Investment Income (Loss)                                         19              (24)            (30)
  Accumulated Net Realized Loss                                                (7,845)            (667)         (2,549)
  Net Unrealized Appreciation (Depreciation)                                   75,775             (648)        161,911
                                                                             --------           ------        --------
 Net Assets                                                                  $398,888           $4,946        $862,648
                                                                             ========           ======        ========
Capital Shares Outstanding (Unlimited Number Authorized)                       21,295              635          29,645

NET ASSET VALUE PER SHARE                                                      $18.73            $7.79          $29.10
                                                                               ======            =====          ======

                                            See Notes to Financial Statements.

28

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1998

                                                                                  (In Thousands)
                                             STRONG        STRONG        STRONG       STRONG       STRONG      STRONG      STRONG
                                            AMERICAN        ASSET       BLUE CHIP     EQUITY       GROWTH      LIMITED      TOTAL
                                            UTILITIES    ALLOCATION        100        INCOME     AND INCOME   RESOURCES    RETURN
                                              FUND          FUND          FUND         FUND         FUND        FUND        FUND
                                            ---------    ----------     ---------     ------     ----------   ---------    ------
INCOME:
  Dividends (net of withholding taxes
   of $48, $19, $4, $18, $47, $0 and $47,
    respectively)                            $ 5,972      $ 2,955        $  464       $ 2,592     $ 3,830      $   71     $  9,840
  Interest                                       502        7,391            57           274         172          12        2,580
                                             -------      -------        ------       -------     -------      ------     --------
  Total Income                                 6,474       10,346           521         2,866       4,002          83       12,420

EXPENSES:
  Investment Advisory Fees                     1,414        2,330           308         1,322       2,556          54        7,026
  Custodian Fees                                  20           14            53            11          20           2           54
  Shareholder Servicing Costs                    361          549            89           312         726           9        1,538
  Professional Fees                               18           25            13            17          22          11           37
  Federal and State Registration Fees             43           29            54            32          71          40           38
  Other                                           72           44            29            77         160           8          191
                                             -------      -------        ------       -------     -------      ------     --------
  Total Expenses before Waivers                1,928        2,991           546         1,771       3,555         124        8,884
  Expense Waivers by Advisor                      --           --          (313)           --          --         (18)          --
                                             -------      -------        ------       -------     -------      ------     --------
  Expenses, Net                                1,928        2,991           233         1,771       3,555         106        8,884
                                             -------      -------        ------       -------     -------      ------     --------
NET INVESTMENT INCOME (LOSS)                   4,546        7,355           288         1,095         447         (23)       3,536

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                8,595          745        (1,799)         (473)     (7,055)       (668)       4,403
    Futures Contracts and Options                 --           53            --            --          --          --       (1,194)
                                             -------      -------        ------       -------     -------      ------     --------
    Net Realized Gain (Loss)                   8,595          798        (1,799)         (473)     (7,055)       (668)       3,209
  Change in Unrealized Appreciation/
    Depreciation on:
    Investments                               26,422       22,820         7,230        19,078      53,134        (373)      99,370
    Futures Contracts and Options                 --          235            --            --          --          --           17
                                             -------      -------        ------       -------     -------      ------     --------
    Net Change in Unrealized
      Appreciation/Depreciation               26,422       23,055         7,230        19,078      53,134        (373)      99,387
                                             -------      -------        ------       -------     -------      ------     --------
NET GAIN (LOSS) ON INVESTMENTS                35,017       23,853         5,431        18,605      46,079      (1,041)     102,596
                                             -------      -------        ------       -------     -------      ------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS           $39,563      $31,208        $5,719       $19,700     $46,526     ($1,064)    $106,132
                                             =======      =======        ======       =======     =======      ======     ========

                                                   See Notes to Financial Statements.
                                                                                                                               29

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                                          (In Thousands)

                                                         STRONG AMERICAN                      STRONG ASSET
                                                          UTILITIES FUND                     ALLOCATION FUND
                                                    ----------------------------       ----------------------------
                                                     Year Ended     Year Ended          Year Ended     Year Ended
                                                    Oct. 31, 1998  Oct. 31, 1997       Oct. 31, 1998  Oct. 31, 1997
                                                    -------------  -------------       -------------  -------------
OPERATIONS:
  Net Investment Income                                $  4,546       $  3,898            $  7,355       $  8,891
  Net Realized Gain                                       8,595          8,697                 798         27,725
  Net Change in Unrealized Appreciation/Depreciation     26,422          9,980              23,055         12,017
                                                       --------       --------            --------       --------
  Net Increase in Net Assets Resulting from Operations   39,563         22,575              31,208         48,633

DISTRIBUTIONS:
  From Net Investment Income                             (4,541)        (3,740)             (7,231)        (8,891)
  In Excess of Net Investment Income                         --             --                  --         (1,239)
  From Net Realized Gains                                (8,984)        (6,816)            (25,895)       (19,794)
  In Excess of Net Realized Gains                            --             --                (281)            --
                                                       --------       --------            --------       --------
  Total Distributions                                   (13,525)       (10,556)            (33,407)       (29,924)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                             167,228         65,936              39,754         30,437
  Proceeds from Reinvestment of Distributions            12,867          9,984              32,136         28,934
  Payment for Shares Redeemed                          (126,663)       (75,630)            (58,057)       (64,492)
                                                       --------       --------            --------       --------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                   53,432            290              13,833         (5,121)
                                                       --------       --------            --------       --------
TOTAL INCREASE IN NET ASSETS                             79,470         12,309              11,634         13,588

NET ASSETS:
  Beginning of Year                                     134,795        122,486             276,758        263,170
                                                       --------       --------            --------       --------
  End of Year                                          $214,265       $134,795            $288,392       $276,758
                                                       ========       ========            ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                   10,931          5,000               1,850          1,500
  Issued in Reinvestment of Distributions                   859            776               1,623          1,472
  Redeemed                                               (8,303)        (5,817)             (2,743)        (3,143)
                                                         ------          -----               -----          -----
  Net Increase (Decrease) in Shares of the Fund           3,487            (41)                730           (171)
                                                         ======          =====               =====          =====

                                              See Notes to Financial Statements.

30

STATEMENTS OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------------

                                                                               (In Thousands)

                                                                STRONG BLUE                       STRONG EQUITY
                                                               CHIP 100 FUND                       INCOME FUND
                                                        ----------------------------       ----------------------------
                                                         Year Ended     Year Ended          Year Ended     Year Ended
                                                        Oct. 31, 1998  Oct. 31, 1997       Oct. 31, 1998  Oct. 31, 1997
                                                        -------------  -------------       -------------  -------------
                                                                         (Note 1)
OPERATIONS:
  Net Investment Income                                    $   288        $    6              $  1,095       $    786
  Net Realized Gain (Loss)                                  (1,799)          (31)                 (473)         5,862
  Net Change in Unrealized Appreciation/Depreciation         7,230           (33)               19,078         14,009
                                                           -------        ------              --------       --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                          5,719           (58)               19,700         20,657

DISTRIBUTIONS:
  From Net Investment Income                                  (296)           --                (1,075)          (742)
  From Net Realized Gains                                       --            --                (5,636)            --
  In Excess of Net Realized Gains                               --            --                  (416)            --
                                                           -------        ------              --------       --------
  Total Distributions                                         (296)           --                (7,127)          (742)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                112,429         7,694                88,635        134,486
  Proceeds from Reinvestment of Distributions                  278            --                 6,807            709
  Payment for Shares Redeemed                              (33,375)       (2,483)              (71,745)       (49,347)
                                                           -------        ------              --------       --------
  Increase in Net Assets from Capital Share Transactions    79,332         5,211                23,697         85,848
                                                           -------        ------              --------       --------
TOTAL INCREASE IN NET ASSETS                                84,755         5,153                36,270        105,763

NET ASSETS:
  Beginning of Year                                          5,153            --               134,486         28,723
                                                           -------        ------              --------       --------
  End of Year                                              $89,908        $5,153              $170,756       $134,486
                                                           =======        ======              ========       ========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                       8,949           730                 5,275          9,463
  Issued in Reinvestment of Distributions                       22            --                   436             48
  Redeemed                                                  (2,674)         (234)               (4,278)        (3,407)
                                                             -----           ---                 -----          -----
  Net Increase in Shares of the Fund                         6,297           496                 1,433          6,104
                                                             =====           ===                 =====          =====

                                                See Notes to Financial Statements.
                                                                                                                     31

STATEMENTS OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                             (In Thousands)

                                                              STRONG GROWTH                    STRONG LIMITED
                                                             AND INCOME FUND                   RESOURCES FUND
                                                       ----------------------------      ----------------------------
                                                        Year Ended     Year Ended         Year Ended     Year Ended
                                                       Oct. 31, 1998  Oct. 31, 1997      Oct. 31, 1998  Oct. 31, 1997
                                                       -------------  -------------      -------------  -------------
                                                                                                           (Note 1)
OPERATIONS:
  Net Investment Income (Loss)                           $    447       $    675           ($   23)         $   --
  Net Realized Gain (Loss)                                 (7,055)         9,170              (668)              3
  Net Change in Unrealized Appreciation/Depreciation       53,134         21,494              (373)           (276)
                                                         --------       --------            ------          ------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        46,526         31,339            (1,064)           (273)

DISTRIBUTIONS:
  From Net Investment Income                                 (478)          (627)               (1)             --
  From Net Realized Gains                                  (9,141)           (56)               (2)             --
  In Excess of Net Realized Gains                            (797)            --                --              --
                                                         --------       --------            ------          ------
  Total Distributions                                     (10,416)          (683)               (3)             --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                               266,590        240,930             4,984           5,885
  Proceeds from Reinvestment of Distributions              10,114            663                 3              --
  Payment for Shares Redeemed                            (140,926)       (63,239)           (4,319)           (267)
                                                         --------       --------            ------          ------
  Increase in Net Assets from Capital Share Transactions  135,778        178,354               668           5,618
                                                         --------       --------            ------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   171,888        209,010              (399)          5,345

NET ASSETS:
  Beginning of Year                                       227,000         17,990             5,345              --
                                                         --------       --------            ------          ------
  End of Year                                            $398,888       $227,000            $4,946          $5,345
                                                         ========       ========            ======          ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                     14,701         16,654               570             590
  Issued in Reinvestment of Distributions                     632             44                --              --
  Redeemed                                                 (7,921)        (4,267)             (497)            (28)
                                                           ------         ------               ---             ---
  Net Increase in Shares of the Fund                        7,412         12,431                73             562
                                                           ======         ======               ===             ===

                                                   See Notes to Financial Statements.

32

-------------------------------------------------------------------------------
                                                        (In Thousands)

                                                         STRONG TOTAL
                                                          RETURN FUND
                                                  ----------------------------
                                                   Year Ended     Year Ended
                                                  Oct. 31, 1998  Oct. 31, 1997
                                                  -------------  -------------
OPERATIONS:
  Net Investment Income                              $  3,536       $  4,704
  Net Realized Gain                                     3,209        173,269
  Net Change in Unrealized Appreciation/Depreciation   99,387        (12,034)
                                                     --------       --------
  Net Increase in Net Assets Resulting
    from Operations                                   106,132        165,939

DISTRIBUTIONS:
  From Net Investment Income                           (3,788)        (4,704)
  In Excess of Net Investment Income                       --         (4,072)
  From Net Realized Gains                            (172,676)      (111,146)
  In Excess of Net Realized Gains                      (2,593)            --
                                                     --------       --------
  Total Distributions                                (179,057)      (119,922)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                           220,335        199,390
  Proceeds from Reinvestment of Distributions         174,336        117,046
  Payment for Shares Redeemed                        (290,682)      (291,089)
                                                     --------       --------
  Increase in Net Assets from Capital
    Share Transactions                                103,989         25,347
                                                     --------       --------
TOTAL INCREASE IN NET ASSETS                           31,064         71,364

NET ASSETS:
  Beginning of Year                                   831,584        760,220
                                                     --------       --------
  End of Year                                        $862,648       $831,584
                                                     ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                  7,400          6,598
  Issued in Reinvestment of Distributions               6,717          4,226
  Redeemed                                             (9,929)        (9,605)
                                                        -----          -----
  Net Increase in Shares of the Fund                    4,188          1,219
                                                        =====          =====

                      See Notes to Financial Statements.
                                                                             33

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1998

1. ORGANIZATION
   The accompanying financial statements represent the Strong Conservative Equity Funds, which include the following diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940:
   - Strong American Utilities Fund (a series of Strong Conservative Equity Funds, Inc.)**
   - Strong Asset Allocation Fund, Inc.*
   - Strong Blue Chip 100 Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Equity Income Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Limited Resources Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Total Return Fund, Inc.*
     * Diversified fund
    ** Non-diversified fund

   Strong Blue Chip 100 Fund commenced operations on July 1, 1997. Strong Limited Resources Fund commenced operations on October 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
  (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

      The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at October 31, 1998 were as follows:

                                    Aggregate    Aggregate   Percent of
                                       Cost      Fair Value  Net Assets  Liquid*
                                   -----------  -----------  ----------  -------
      STRONG ASSET ALLOCATION FUND $32,625,125  $29,017,294     10.1%      99.8%
      STRONG TOTAL RETURN FUND      11,436,875   20,198,750      2.3%     100.0%

       *Percentage of aggregate fair value of restricted securities is either
       Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

      The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

  (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

      Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

  (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

  (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

  (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral, including accrued interest, exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

  (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

  (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective
   Fund: Strong American Utilities Fund and Strong Blue Chip 100 Fund 0.75%, Strong Equity Income Fund and Strong Growth and Income Fund 0.80%, Strong Asset Allocation Fund and Strong Total Return Fund 0.85% of the first $35 million and 0.80% thereafter, and Strong Limited Resources Fund 1.00%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. During 1998, the Advisor voluntarily waived expenses of $313,485 and $550 for the Strong Blue Chip 100 Fund and Strong Limited Resources Fund, respectively. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the year ended October 31, 1998 totaled $410,867.
                                                                              35

--------------------------------------------------------------------------------
October 31, 1998

   Scarborough Investment Advisors LLC manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

   Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the year ended October 31, 1998 is as follows:
                                                  Other Shareholder
                                    Payable to        Servicing     Unaffiliated
                                    Advisor at      Expenses Paid    Directors'
                                 October 31, 1998    to Advisor         Fees
                                 ---------------- ----------------- ------------
   STRONG AMERICAN UTILITIES FUND    $ 9,849           $ 2,816         $ 3,247
   STRONG ASSET ALLOCATION FUND       11,968             5,796           4,299
   STRONG BLUE CHIP 100 FUND           2,186             1,230           1,525
   STRONG EQUITY INCOME FUND          31,472             3,153           2,561
   STRONG GROWTH AND INCOME FUND      34,675             9,198           3,292
   STRONG LIMITED RESOURCES FUND       5,943                98           1,125
   STRONG TOTAL RETURN FUND           30,084            33,226           9,823

4. LINE OF CREDIT
   The Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At October 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended October 31, 1998 were as follows:

                                             Purchases                          Sales
                                   ------------------------------   ------------------------------
                                   U.S. Government                  U.S. Government
                                     and Agency        Other          and Agency        Other
                                   --------------- --------------   --------------- --------------
   STRONG AMERICAN UTILITIES FUND    $        --   $  163,463,450     $        --   $  122,731,950
   STRONG ASSET ALLOCATION FUND       21,130,350      494,227,675      25,252,989      494,406,489
   STRONG BLUE CHIP 100 FUND                  --       97,453,962              --       18,807,784
   STRONG EQUITY INCOME FUND                  --      154,213,006              --      133,332,526
   STRONG GROWTH AND INCOME FUND              --      468,138,945              --      338,396,447
   STRONG LIMITED RESOURCES FUND              --        3,906,429              --        3,127,504
   STRONG TOTAL RETURN FUND                   --    2,193,220,244              --    2,225,876,016

36

----------------------------------------------------------------------------------------------

6. INCOME TAX INFORMATION
   At October 31, 1998, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:
                                                                                   Net
                                    Federal Tax   Unrealized    Unrealized    Appreciation/  Net Capital Loss
                                       Cost      Appreciation  Depreciation  (Depreciation)     Carryovers
                                  -------------  ------------  ------------  --------------  ----------------
   STRONG AMERICAN UTILITIES FUND $169,352,013   $ 45,819,827   $1,321,821    $ 44,498,006                --
   STRONG ASSET ALLOCATION FUND    246,145,312     47,716,511    7,232,255      40,484,256        $  176,328
   STRONG BLUE CHIP 100 FUND        83,599,939     10,148,092    3,704,133       6,443,959         1,077,525
   STRONG EQUITY INCOME FUND       136,379,837     36,645,373    1,899,891      34,745,482           191,385
   STRONG GROWTH AND INCOME FUND   324,605,636     78,331,805    4,972,773      73,359,032         5,428,554
   STRONG LIMITED RESOURCES FUND     5,581,707        153,934      802,260       (648,326)           677,226
   STRONG TOTAL RETURN FUND        708,890,711    153,274,991    4,961,790     148,313,201                --

   During the year ended October 31, 1998, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong American Utilities Fund $7,781,214, Strong Asset Allocation Fund $5,016,579, Strong Blue Chip 100 Fund $0, Strong Equity Income Fund $728,790, Strong Growth and Income Fund $259,144, Strong Limited Resources Fund $0, and Strong Total Return Fund $41,141,627.

   For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 1998 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
   Strong American Utilities Fund 98.8%, Strong Asset Allocation Fund 9.6%, Strong Blue Chip 100 Fund 100%, Strong Equity Income Fund 39.6%, Strong Growth and Income Fund 35.5%, Strong Limited Resources Fund 100%, and Strong Total Return Fund 6.4%.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------

STRONG AMERICAN UTILITIES FUND
-----------------------------------------------------------------------------------------------------------------
                                                  SELECTED PER-SHARE DATA (a)
               -------------------------------------------------------------------------------------------------
                             Income From Investment Operations           Less Distributions
                          --------------------------------------  -----------------------------------
                                       Net Realized
               Net Asset              and Unrealized    Total                                          Net Asset
                 Value,       Net         Gains          from      From Net   From Net                  Value,
               Beginning  Investment   (Losses) on    Investment  Investment  Realized      Total       End of
Year Ended     of Period    Income     Investments    Operations    Income     Gains    Distributions   Period
Oct. 31, 1998    $13.97      $0.35        $3.12          $3.47      ($0.37)   ($0.76)      ($1.13)      $16.31
Oct. 31, 1997     12.64       0.40         1.98           2.38       (0.38)    (0.67)       (1.05)       13.97
Oct. 31, 1996     11.73       0.40         0.90           1.30       (0.39)       --        (0.39)       12.64
Oct. 31, 1995(b)   9.46       0.27         2.25           2.52       (0.25)       --        (0.25)       11.73
Dec. 31, 1994     10.19       0.46        (0.73)         (0.27)      (0.46)       --        (0.46)        9.46

                                     Ratios and Supplemental Data
                 -----------------------------------------------------------------------
                             Net                    Ratio of     Ratio of Net
                           Assets,    Ratio of    Expenses to     Investment
                           End of     Expenses    Average Net       Income     Portfolio
                  Total  Period (In  to Average  Assets Without   to Average    Turnover
Year Ended       Return   Millions)  Net Assets     Waivers       Net Assets      Rate
Oct. 31, 1998    +25.7%     $214        1.0%          1.0%           2.4%         69.0%
Oct. 31, 1997    +19.7%      135        1.1%          1.1%           3.0%         61.9%
Oct. 31, 1996    +11.2%      122        1.2%          1.2%           3.2%         84.0%
Oct. 31, 1995(b) +26.9%       92        1.2%*         1.2%*          3.4%*        56.4%
Dec. 31, 1994     -2.6%       38        0.5%          1.6%           4.8%        105.4%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October.  Total return and portfolio turnover rate are not annualized.

STRONG ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                       SELECTED PER-SHARE DATA(a)
              ----------------------------------------------------------------------------------------------------------------------
                            Income From Investment Operations                       Less Distributions
                         --------------------------------------  ---------------------------------------------------------
                                      Net Realized
              Net Asset              and Unrealized    Total                 In Excess             In Excess               Net Asset
                Value,       Net         Gains          from      From Net     of Net    From Net   of Net                  Value,
              Beginning  Investment   (Losses) on    Investment  Investment  Investment  Realized  Realized      Total      End of
Year Ended    of Period    Income     Investments    Operations    Income      Income      Gains    Gains    Distributions  Period
Oct. 31, 1998   $21.44     $0.55         $1.75          $2.30     ($0.54)          --     ($2.04)  ($0.02)      ($2.60)     $21.14
Oct. 31, 1997    20.12      0.67          2.96           3.63      (0.67)      ($0.10)     (1.54)      --        (2.31)      21.44
Oct. 31, 1996    20.31      0.78          1.05           1.83      (0.84)          --      (1.18)      --        (2.02)      20.12
Oct. 31, 1995(b) 17.91      0.66          2.32           2.98      (0.58)          --         --       --        (0.58)      20.31
Dec. 31, 1994    19.06      0.70         (0.99)         (0.29)     (0.70)          --         --    (0.16)       (0.86)      17.91

                             Ratios and Supplemental Data
                 -------------------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses      Income     Portfolio
                  Total  Period (In  to Average   to Average   Turnover
Year Ended       Return   Millions)  Net Assets   Net Assets     Rate
Oct. 31, 1998    +11.8%     $288        1.0%         2.5%       185.9%
Oct. 31, 1997    +19.3%      277        1.1%         3.2%       276.5%
Oct. 31, 1996     +9.5%      263        1.1%         3.9%       446.7%
Oct. 31, 1995(b) +16.8%      261        1.2%*        4.1%*      326.8%
Dec. 31, 1994     -1.5%      249        1.2%         3.8%       359.7%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.

STRONG BLUE CHIP 100 FUND
-------------------------------------------------------------------------------------------------------
                                           SELECTED PER-SHARE DATA(a)
                --------------------------------------------------------------------------------------
                             Income From Investment Operations        Less Distributions
                           --------------------------------------  -------------------------
                Net Asset               Net Realized     Total                               Net Asset
                  Value,       Net     and Unrealized     from      From Net                   Value,
                Beginning  Investment     Gains on     Investment  Investment      Total       End of
Year Ended      of Period    Income      Investments   Operations    Income    Distributions   Period
Oct. 31, 1998     $10.39      $0.10         $2.86         $2.96      ($0.11)      ($0.11)      $13.24
Oct. 31, 1997(b)   10.00       0.01          0.38          0.39          --           --        10.39

                                      Ratios and Supplemental Data
                 -----------------------------------------------------------------------
                             Net                    Ratio of     Ratio of Net
                           Assets,    Ratio of    Expenses to     Investment
                           End of     Expenses    Average Net       Income     Portfolio
                  Total  Period (In  to Average  Assets Without   to Average    Turnover
Year Ended       Return   Millions)  Net Assets     Waivers       Net Assets      Rate
Oct. 31, 1998    +28.6%      $90        0.6%         1.3%            0.7%         46.5%
Oct. 31, 1997(b)  +3.9%        5        1.0%*        2.0%*           0.6%*        21.5%

  * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from July 1, 1997 (commencement of operations) to October 31, 1997.  Total return and portfolio turnover rate are not annualized.

STRONG EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA(a)
               ------------------------------------------------------------------------------------------------------------
                             Income From Investment Operations                  Less Distributions
                          --------------------------------------  ----------------------------------------------
               Net Asset               Net Realized     Total                           In Excess                 Net Asset
                 Value,      Net      and Unrealized     from      From Net   From Net   of Net                    Value,
               Beginning  Investment     Gains on     Investment  Investment  Realized  Realized       Total       End of
Year Ended     of Period    Income     Investments    Operations    Income      Gains     Gains    Distributions   Period
Oct. 31, 1998   $15.84       $0.11        $2.05         $2.16       ($0.11)    ($0.64)   ($0.05)      ($0.80)      $17.20
Oct. 31, 1997    12.03        0.13         3.81          3.94        (0.13)        --        --        (0.13)       15.84
Oct. 31, 1996(b) 10.00        0.12         2.02          2.14        (0.11)        --        --        (0.11)       12.03

                             Ratios and Supplemental Data
                 -------------------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses      Income     Portfolio
                  Total  Period (In  to Average   to Average   Turnover
Year Ended       Return   Millions)  Net Assets   Net Assets     Rate
Oct. 31, 1998    +14.2%     $171        1.1%         0.7%        83.2%
Oct. 31, 1997    +32.9%      134        1.1%         0.9%       152.6%
Oct. 31, 1996(b) +21.5%       29        1.3%*        1.6%*      158.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from January 1, 1996 (commencement of operations) to October 31, 1996. Total return and portfolio turnover rate are not annualized.

                      See Notes to Financial Statements.
38

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA(a)
               ------------------------------------------------------------------------------------------------------------
                             Income From Investment Operations                  Less Distributions
                          --------------------------------------  ----------------------------------------------
               Net Asset               Net Realized     Total                           In Excess                 Net Asset
                 Value,      Net      and Unrealized     from      From Net   From Net   of Net                    Value,
               Beginning  Investment     Gains on     Investment  Investment  Realized  Realized       Total       End of
Year Ended     of Period    Income     Investments    Operations    Income      Gains     Gains    Distributions   Period
Oct. 31, 1998   $16.35      $0.03       $3.07        $3.10       ($0.03)   ($0.62)   ($0.07)     ($0.72)      $18.73
Oct. 31, 1997    12.38       0.07        3.99         4.06        (0.07)    (0.02)       --       (0.09)       16.35
Oct. 31, 1996(b) 10.00       0.04        2.38         2.42        (0.04)       --        --       (0.04)       12.38

                             Ratios and Supplemental Data
                 -------------------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses      Income     Portfolio
                  Total  Period (In  to Average   to Average   Turnover
Year Ended       Return   Millions)  Net Assets   Net Assets     Rate
Oct. 31, 1998    +19.7%     $399        1.1%         0.1%       107.5%
Oct. 31, 1997    +32.9%      227        1.2%         0.5%       237.8%
Oct. 31, 1996(b) +24.2%       18        1.9%*        0.6%*      174.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from January 1, 1996 (commencement of operations) to October 31, 1996. Total return and portfolio turnover rate are not annualized.

STRONG LIMITED RESOURCES FUND
-------------------------------------------------------------------------------------------------------
                                           SELECTED PER-SHARE DATA(a)
                --------------------------------------------------------------------------------------
                             Income From Investment Operations        Less Distributions
                           --------------------------------------  -------------------------
                Net Asset               Net Realized     Total                               Net Asset
                  Value,       Net     and Unrealized     from      From Net                   Value,
                Beginning  Investment     Losses on    Investment  Investment      Total       End of
Year Ended      of Period     Loss       Investments   Operations    Income    Distributions   Period
Oct. 31, 1998     $ 9.51     ($0.04)       ($1.68)       ($1.72)    ($0.00)(c)   ($0.00)(c)    $7.79
Oct. 31, 1997(b)   10.00         --         (0.49)        (0.49)        --           --         9.51

                              Ratios and Supplemental Data
                 --------------------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses   Income (Loss)  Portfolio
                  Total  Period (In  to Average   to Average    Turnover
Year Ended       Return   Millions)  Net Assets   Net Assets      Rate
Oct. 31, 1998    -18.0%      $5         2.0%        -0.4%         61.2%
Oct. 31, 1997(b)  -4.9%       5         2.0%*        0.0%*(c)      1.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 1, 1997 (commencement of operations) to October 31, 1997. Total return and portfolio turnover rate are not annualized.
(c) Amount calculated is less than $0.01 or 0.1%.

STRONG TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                       SELECTED PER-SHARE DATA(a)
              ----------------------------------------------------------------------------------------------------------------------
                            Income From Investment Operations                       Less Distributions
                         --------------------------------------  ---------------------------------------------------------
                                      Net Realized
              Net Asset              and Unrealized    Total                 In Excess             In Excess               Net Asset
                Value,       Net         Gains          from      From Net     of Net    From Net   of Net                  Value,
              Beginning  Investment   (Losses) on    Investment  Investment  Investment  Realized  Realized      Total      End of
Year Ended    of Period    Income     Investments    Operations    Income      Income      Gains    Gains    Distributions  Period
Oct. 31, 1998   $32.66     $0.13         $3.44          $3.57     ($0.14)          --     ($6.89)  ($0.10)      ($7.13)     $29.10
Oct. 31, 1997    31.36      0.19          6.21           6.40      (0.19)      ($0.17)     (4.74)      --        (5.10)      32.66
Oct. 31, 1996    28.02      0.24          4.65           4.89      (0.24)       (0.06)     (1.25)      --        (1.55)      31.36
Oct. 31, 1995(b) 23.62      0.26          4.41           4.67      (0.26)       (0.01)        --       --        (0.27)      28.02
Dec. 31, 1994    24.30      0.25         (0.59)         (0.34)     (0.26)       (0.08)        --       --        (0.34)      23.62

                             Ratios and Supplemental Data
                 -------------------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses      Income     Portfolio
                  Total  Period (In  to Average   to Average   Turnover
Year Ended       Return   Millions)  Net Assets   Net Assets     Rate
Oct. 31, 1998    +13.6%     $863        1.0%         0.4%       267.8%
Oct. 31, 1997    +23.4%      832        1.1%         0.6%       404.6%
Oct. 31, 1996    +18.0%      760        1.1%         0.8%       502.4%
Oct. 31, 1995(b) +19.8%      671        1.1%*        1.2%*      298.8%
Dec. 31, 1994     -1.4%      607        1.2%         1.1%       290.4%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Conservative Equity Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong American Utilities Fund, Strong Blue Chip 100 Fund, Strong Equity Income Fund, Strong Growth and Income Fund, Strong Limited Resources Fund (five of the portfolios constituting Strong Conservative Equity Funds, Inc.), Strong Asset Allocation Fund, Inc., and Strong Total Return Fund, Inc. at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 4, 1998

                                   DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                         Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                          PriceWaterhouse Coopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 9780K98                 ACEQ